[LOGO]    P A C I F I C A
--------------------------------------------------------------------------------
                                                               November 10, 1995
Dear Shareholder:

We are pleased to present the September 30, 1995 annual report for the Pacifica Government Money Market Fund and Money Market Fund, which includes audited financial statements.

Pacifica Funds are designed to meet the varied investment needs of individuals and institutions. They are managed by First Interstate Capital Management, Inc., a subsidiary of First Interstate Bancorp.

ECONOMIC AND INVESTMENT MARKET COMMENT

Over the past few months, investors have closely watched economic numbers, trying to determine whether the Federal Reserve has successfully calibrated growth in the U.S. economy to a targeted rate of 1.5% to 2.5%. The capital markets have been choppy as investors have watched crosscurrents, including: 1) the Fed tightening during most of 1994 and early 1995, which will probably continue to have a lagged impact over the next few months; 2) the June easing and positioning of the Fed for the presidential election in 1996; and 3) Congressional action on taxes and deficit reduction, which will have to be studied for its impact on fiscal policy. In addition, the weaknesses showing up in major sectors of the global economy have had a slowing impact on the U.S. economy as well.

As we review the various sectors of the U.S. economy, we are seeing developments that are typical of a later cycle economy. Consumer credit has been rising at a rate of 8%-15% over the last 18 months, bringing some measures of consumer debt to record high levels. While consumer debt service payments are not yet at extreme levels due to longer payment cycles, we do believe the high debt levels are likely to slow consumption from the 3%-3.5% level we have seen for the past two quarters. We have also seen some inventory buildup in the consumer sector, with non-auto durables showing the sharpest increase in the third quarter, rising 8.9%

Residential investment has rebounded recently, helped by lower mortgage rates. In the third quarter, this sector grew at a 10.9% rate. Capital spending, while slowing from its torrid growth rate of 21.5% in the first quarter to 8.3% in the third quarter, remains one of the stronger parts of our economy, stimulated by low interest rates, a low dollar, and the strong competitive position of the U.S. economy.

Government spending grew at a 3.1% rate in the most recent quarter, but we look for government spending to be fairly flat going forward. Once the President and Congress conclude their work on tax and deficit reduction bills, investors will have a clearer picture of government spending plans.

Exports came in stronger than expected in the third quarter due to large shipments of aircraft. Export demand is currently buffeted by two countervailing forces: First, the global economy is fairly weak, led by problems in Japan and Mexico. Second, our weak dollar should be positively impacting export demand for as long as the next 18 months, through what is known as the J-curve Effect.

We are looking for GDP growth to average between 2% and 2.5% over the next four quarters. That would represent a slowing from the third quarter's pace of 4.2%. Any unforeseen shock that would undermine consumer confidence poses the biggest risk to that forecast. However, inflation seems well under control, with the CPI running at a 2.5% rate over the past twelve months. The GDP deflator for the third quarter was recently reported at .6%. But, we are seeing price pressures in the agriculture area. Corn and soybean prices are up sharply in the past few months. The CRB Commodity Index, which is heavily weighted in agricultural products, has risen from 233 this summer to 244 currently.

Since the beginning of the year, a powerful rally in the bond market has propelled bond prices higher. Yields on U.S. Treasury notes and bonds have declined by 1 1/2% to 2%. As a result, the bond market's September year-to-date total return (increase in principal value plus interest income), as measured by the Lehman Brothers Aggregate Index, stands at 13.6%. This impressive gain comes on the heels of a 2.9% loss in 1994, which was the worst year for bonds since the Great Depression.

In the short term, political events could create some uncertainty for interest rates. Congress must pass a debt ceiling increase and a credible plan to balance the federal budget. However, the long-term outlook for the bond market appears to be positive. Year over year inflation has declined and most forward looking inflation indicators point to declining price pressures.

The U.S. stock market has been very strong this year, with the S&P 500 delivering a total return of 29.8% through the first three quarters of 1995. Factors which have contributed to this strong performance include: a twenty year high in profit margins for U.S. industrials reached in the second quarter and a significant decline in interest rates as the U.S. economy has softened.

Profitability has soared this year with the profit margins for the S&P Industrials reaching a 20 year high of 5.8%. Helped by a strong economy, a currency tailwind and strong cost cutting from highly leveraged industries, earnings for the Dow Jones Industrials and the S&P Industries grew at a 45% and 30% rate respectively for the second quarter. However, earnings momentum appears to have peaked. With a slower U.S. and global economy, currency drag from a stronger U.S. dollar and fewer opportunities for cost cutting, earnings momentum appears to be stalling. We are having to become more selective and focus on those companies that can produce 12% or better earnings growth in an environment where the average company is growing 4%-8%.

Over the coming months, the capital markets should continue to be positive for investment, although it's hard to envision a repeat of this year's stellar markets. Nothing appears to be disruptive for the bond markets, which would unsettle stocks. Finally, there continues to be a sizeable flow of investment dollars into the markets as the result of increased savings for retirement.

Pacifica Funds can be an important investment alternative for you. Please call us at (800) 662-8417 if you would like additional information.

                                                     /s/ MICHAEL C. PETRYCKI
                                                     -----------------------

                                                     Michael C. Petrycki
                                                     President

PACIFICA MONEY MARKET FUNDS

The 12-month period ended September 30, 1995 saw short-term interest rates generally rise through February. During the period, the Federal Reserve Board (the Fed) raised the key Federal Funds rate from 4.75% to 5.50% on November 15, and again from 5.50% to 6.00% on February 1. The Fed then kept rates steady until July 6, at which time they lowered the Fed Funds rate by 25 basis points to 5.75%. This change in policy resulted in sharply lower short-term rates as the market began to price in potential further Fed easing.

As stated in previous reports, we believe the market overly anticipated Fed easing. This was reflected in negative spreads between money market instruments and the Fed Funds rate. Further supporting our view is the fact the Fed has left rates unchanged at their last two Federal Open Market Committee meetings in August and September. As long as the economy continues to show moderate growth and stable inflation, we see no reason for the Fed to change policy aggressively.

In terms of portfolio strategy, with the Fed Funds rate currently higher than most money market rates, the Pacifica Funds (the Funds) are maintaining shorter than average maturities until we start to see money market spreads return to what we believe are more normal levels, given the current interest rate environment. At present, this strategy enables the Funds to capture higher yields than what is available from investments in securities with longer maturities while maintaining extra liquidity.

For the fiscal year ended September 30, 1995, the Funds posted favorable returns. The Pacifica Money Market Fund had a yield for the 12 months ended September 30, 1995, of 5.34%* and an effective yield of 5.47%* after compounding. The Pacifica Government Money Market Fund had a yield for the 12-month period ended September 30, 1995, of 5.10%* and an effective yield of 5.22%* after compounding.
--------------------------------------------------------------------------------

Past performance is not indicative of future results. When redeemed, shares of the Funds may be worth more or less than their original cost. Shares of the Funds are not guaranteed by the U.S. Government or its agencies. Additionally, Fund shares are not obligations of First Interstate Bancorp and are not insured by the Federal Deposit Insurance Corp.

*Effective and annualized effective yield is based upon dividends declared daily and reinvested monthly.

PACIFICA MONEY MARKET FUNDS
PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 1995

The PACIFICA MONEY MARKET FUNDS are convenient investment vehicles designed for investors who desire daily liquidity and a rate of return higher than that offered by comparable short-term bank deposit accounts. Both Funds seek to protect the investors' principal by attempting to maintain the value of their shares at a constant $1.00 per share. There is no guarantee, however, that the Funds will be able to maintain their $1.00 share price. Unlike bank deposits, Fund shares are not FDIC insured and do not offer a fixed rate of return. Past performance is not indicative of future results.

     PACIFICA GOVERNMENT MONEY MARKET FUND
     NET ASSETS                   $109,368,436
     FUND COMPARISON

[FIGURE 1]

                MEASUREMENT PERIOD      PACIFICA GOV'T MONEY   DONOGHUE AVERAGE GOV'T
               (FISCAL YEAR COVERED)         MARKET FUND       AGENCY & MONEY FUNDS
7-DAY YIELD                                      5.00              5.04
EFFECTIVE 30-DAY YIELD                           5.09              5.08

   PACIFICA MONEY MARKET FUND
   NET ASSETS                   $162,658,123
   FUND COMPARISON

[FIGURE 2]

                                                           DONOGHUE
        MEASUREMENT PERIOD            PACIFICA MONEY     AVERAGE MONEY
       (FISCAL YEAR COVERED)            MARKET FUND     FUNDS & TIER I*
7-DAY YIELD                                      5.45              5.21
EFFECTIVE 30-DAY YIELD                           5.59              5.24

             7-day yield is prior 7 days dividend factor / 7 X 365

Effective yield assumes that all dividends received during an annual period have been reinvested.

[FIGURE 3]

U.S. Government and Agency Obligations      79%
Repurchase Agreements                       21%


[FIGURE 4]

Commercial Paper                            67%
Repurchase Agreements                       17%
U.S. Government and Agency Obligations      16%

PACIFICA GOVERNMENT MONEY MARKET FUND       35 DAYS
DONOGHUE AVERAGE GOVERNMENT AGENCY &
  MONEY FUNDS                               49 DAYS

PACIFICA MONEY MARKET FUND                  25 DAYS
DONOGHUE AVERAGE TIER 1 MONEY FUNDS         54 DAYS


"Average Maturity" and "Sector Analysis" subject to change depending upon market conditions.

 *Average of 199 government money market funds tracked by Donoghue's Money Fund
  Report. This is an unmanaged index.
**Average of 330 taxable money market funds tracked by Donoghue's Money Fund
  Report. This is an unmanaged index.

P  A  C  I  F  I  C  A
THE GOVERNMENT MONEY MARKET FUND
Portfolio of Investments -- September 30, 1995

[CAPTION]

                                                                                YIELD TO
                                                                                MATURITY
 PRINCIPAL                                                                     ON DATE OF         VALUE
  AMOUNT                                                                        PURCHASE        (NOTE 1A)
-----------                                                                   -------------   -------------
               U.S. TREASURY OBLIGATIONS -- 10.81%
               U.S. TREASURY BILLS -- 5.28%
$ 6,000,000    5.490%, 05/30/1996...............................................    5.82%      $  5,778,570
                                                                                               ------------
               U.S. TREASURY NOTES -- 5.53%
  6,000,000    7.875%, 02/15/1996...............................................    5.46          6,046,969
                                                                                               ------------
               TOTAL U.S. TREASURY OBLIGATIONS..............................................     11,825,539
                                                                                               ------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 68.66%
               FEDERAL FARM CREDIT BANK NOTES -- 5.73%
  6,270,000    5.650%, 10/11/1995...............................................    5.75          6,260,160
                                                                                               ------------
               FEDERAL FARM CREDIT BANK FLOATING RATE NOTES+ -- 13.73%
 15,000,000    5.950%, 09/16/1996...............................................    5.84         15,015,724
                                                                                               ------------
               FEDERAL HOME LOAN BANK NOTES -- 22.74%
  9,000,000    5.600%, 10/02/1995...............................................    5.68          8,998,600
 10,000,000    6.300%, 10/02/1995...............................................    6.39          9,998,250
  6,000,000    5.600%, 02/12/1996...............................................    5.84          5,874,933
                                                                                               ------------
                                                                                                 24,871,783
                                                                                               ------------
               FEDERAL HOME LOAN MORTGAGE CORP. -- 6.38%
  7,000,000    5.600%, 10/24/1995...............................................    5.76          6,974,956
                                                                                               ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.11%
 10,000,000    5.605%, 10/26/1995...............................................    5.77          9,961,076
                                                                                               ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION FLOATING RATE
               NOTES+ -- 6.40%
  7,000,000    5.390%, 02/16/1996...............................................    5.60          7,000,000
                                                                                               ------------
               STUDENT LOAN MARKETING ASSOCIATION FLOATING RATE NOTES+ -- 4.57%
  5,000,000    5.510%, 04/16/1996...............................................    5.67          5,000,770
                                                                                               ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.....................................     75,084,469
                                                                                               ------------
               TOTAL INVESTMENTS (Cost: $86,910,008)........................................     86,910,008
                                                                                               ------------
               REPURCHASE AGREEMENTS -- 20.54%
 11,000,000    Donaldson Lufkin & Jenrette Securities Corp. dated 09/29/1995
               6.250%, due 10/02/1995 (Proceeds at maturity $11,005,729);
               Collateralized by $10,430,000 U.S. Treasury Notes 8.500%,
               04/15/1997.......................................................    6.25         11,000,000

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE GOVERNMENT MONEY MARKET FUND
Portfolio of Investments (continued) -- September 30, 1995

                                                                                   YIELD TO
                                                                                   MATURITY
 PRINCIPAL                                                                        ON DATE OF      VALUE
  AMOUNT                                                                           PURCHASE     (NOTE 1A)
-----------                                                                       ----------   ------------
               REPURCHASE AGREEMENTS (CONTINUED)
$11,467,000    Kemper Financial Corp. dated 09/29/1995
               6.220%, due 10/02/1995 (Proceeds at maturity $11,472,944)
               Collateralized by:
               $3,000,000 Financial Assistance Corp.
               9.450%, 11/21/2003,
               $8,245,000 U.S. Treasury Notes
               4.250%, 11/30/1995...............................................    6.22 %     $ 11,467,000
                                                                                               ------------
               TOTAL REPURCHASE AGREEMENTS (Cost: $22,467,000)..............................     22,467,000
                                                                                               ------------
               TOTAL INVESTMENTS & REPURCHASE AGREEMENTS -- 100.01%
                     (Cost: $109,377,008)*..................................................    109,377,008
               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.01%).............................         (8,572)
                                                                                               ------------
               NET ASSETS -- 100.00%........................................................   $109,368,436
                                                                                               =============

* The cost of securities is substantially the same for Federal income tax purposes.
+ See Footnotes to Portfolios of Investments.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE MONEY MARKET FUND
Portfolio of Investments -- September 30, 1995

                                                                                   YIELD TO
                                                                                   MATURITY
                                                                                    ON DATE
 PRINCIPAL                                                               CREDIT       OF          VALUE
  AMOUNT                                                               RATINGS**   PURCHASE     (NOTE 1A)
-----------                                                            ----------  ---------   -----------
              COMMERCIAL PAPER -- 54.69%
$ 4,000,000   CIESCO L.P. 5.650%, 01/18/1996.........................  A1+/P1         5.86%    $ 3,931,572
  5,000,000   Corestates Capital Corp. 5.900%, 10/27/1995............  A1/P1          6.15       4,978,694
  5,000,000   Daimler -- Benz North America Corp. 6.100%,
              10/10/1995.............................................  A1+/P1         6.38       4,992,375
  5,000,000   Diamond Asset Funding Corp. 5.780%, 10/20/1995.........  A1+/P1         5.94       4,984,747
  5,000,000   Dow Jones Co. 5.660%, 11/15/1995.......................  A1+/P1         5.83       4,964,625
  5,000,000   ESC Securitization Inc. 5.710%, 10/27/1995.............  A1+/P1         5.85       4,979,380
  8,000,000   First Boston Corp. 5.730%, 11/01/1995..................  A1/P1          5.84       7,960,527
  6,000,000   Ford Motor Credit Corp. 5.700%, 10/05/1995.............  A1/P1          5.84       5,996,200
  8,000,000   G.E. Capital Corp. 5.720%, 11/03/1995..................  A1/P1          5.85       7,958,053
  7,000,000   G.E. Capital Services Inc. 5.680%, 01/17/1996..........  A1+/P1         5.90       6,880,720
  8,400,000   Penney (J.C.) Funding Corp. 5.730%, 10/06/1995.........  A1/P1          5.84       8,393,315
  6,000,000   PHH Corp. 5.730%, 10/06/1995...........................  A1/P1          5.85       5,995,225
  5,000,000   Transamerica Finance Corp. 6.050%, 10/17/1995..........  A1/P1          6.33       4,986,555
  7,000,000   USL Capital Corp. 5.730%, 10/13/1995...................  A1/P1          5.85       6,986,630
  5,000,000   Waste Management Technologies Inc. 6.480%,
              11/02/1995.............................................  A1+/P1         6.90       4,971,200
                                                                                               -----------
              TOTAL COMMERCIAL PAPER........................................................    88,959,818
                                                                                               -----------
              SHORT TERM NOTES -- 11.68%
  8,000,000   Bank of Hawaii, Honolulu 5.9375%, 08/23/1996+..........  A1/P1          5.94       8,000,000
  6,000,000   Bear Stearns Companies MTN 5.975%, 05/15/1996+.........  A1/P1          6.06       6,000,000
  5,000,000   Huntington National Bank, Columbus 6.855%,
              02/23/1996.............................................  A1/P1          6.85       5,001,602
                                                                                               -----------
              TOTAL SHORT TERM NOTES........................................................    19,001,602
                                                                                               -----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.81%
              SMALL BUSINESS ADMINISTRATION VARIABLE RATE
              NOTES++ -- 10.50%
  4,668,320   7.375%, 10/01/1995.....................................  NR             7.34       4,670,714
  2,720,355   7.375%, 10/01/1995.....................................  NR             7.33       2,721,756
  2,821,973   7.375%, 10/01/1995.....................................  NR             7.32       2,823,432
  3,627,083   7.375%, 10/01/1995.....................................  NR             7.32       3,628,965
  3,236,305   7.375%, 10/01/1995.....................................  NR             7.32       3,237,997
                                                                                               -----------
                                                                                                17,082,864
                                                                                               -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION FLOATING RATE NOTES+ -- 4.31%
  7,000,000   5.390%, 02/16/1996.....................................  NR             5.39       7,000,000
                                                                                               -----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS......................................    24,082,864
                                                                                               -----------
              TOTAL INVESTMENTS (Cost: $132,044,284)........................................   132,044,284
                                                                                               -----------

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE MONEY MARKET FUND
Portfolio of Investments (continued) -- September 30, 1995

                                                                                   YIELD TO
                                                                                   MATURITY
                                                                                    ON DATE
 PRINCIPAL                                                                            OF          VALUE
  AMOUNT                                                                           PURCHASE     (NOTE 1A)
-----------                                                                        ---------   -----------
              REPURCHASE AGREEMENTS -- 18.47%
$17,000,000   Donaldson Lufkin & Jenrette Securities Corp., dated 09/29/1995
              6.250%, due 10/02/1995 (Proceeds at maturity
              $17,008,854);
              Collateralized by $17,065,000 U.S. Treasury Notes
              6.000%, 06/30/1996.................................................     6.25%    $17,000,000
 13,040,000   Kemper Financial Corp. dated 09/29/1995
              6.220%, due 10/02/1995 (Proceeds at maturity
              $13,046,759)
              Collateralized by:
              $695,000 Federal Home Loan Mortgage Corp.
              5.780%, 10/22/2003,
              $12,490,000 U.S. Treasury Notes
              4.250%, 11/30/1995.................................................     6.22      13,040,000
                                                                                               -----------
              TOTAL REPURCHASE AGREEMENTS (Cost: $30,040,000)...............................    30,040,000
                                                                                               -----------
              TOTAL INVESTMENTS & REPURCHASE AGREEMENTS -- 99.65%
                   (Cost: $162,084,284)*....................................................   162,084,284
              OTHER ASSETS LESS LIABILITIES -- 0.35%........................................       573,839
                                                                                               -----------
              NET ASSETS -- 100.00%.........................................................   $162,658,123
                                                                                               ============

     * The cost of securities is substantially the same for Federal income tax purposes.
**,+,++ See Footnotes to Portfolios of Investments.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Footnotes to Portfolios of Investments -- September 30, 1995

**CREDIT RATINGS GIVEN BY RATING AGENCIES ARE EXPLAINED BELOW; CREDIT RATINGS ARE UNAUDITED.

                      STANDARD
       MOODY'S           &
      INVESTORS        POOR'S
       SERVICE         CORP.
      ---------       --------
        P1              A1         Short-term instruments of the highest
                                   quality.
        NR              NR         Not Rated. In the opinion of the
                                   Investment Advisor, instrument judged to
                                   be of comparable investment quality to
                                   rated securities which may be purchased by
                                   the Funds.

 + FLOATING RATE NOTES. The maturity date shown is the next exercise date of the demand feature (redemption at par by the issuer) and the rate shown is the rate in effect at September 30, 1995.

++ VARIABLE RATE NOTES. The maturity date shown is the date of the next rate change and the rate shown is the rate in effect at September 30, 1995. The yield to maturity rate represents yield from last reset date.

INVESTMENT PERCENTAGES SHOWN ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Assets and Liabilities
September 30, 1995

                                                                                THE
                                                                             GOVERNMENT
                                                                            MONEY MARKET     THE MONEY
                                                                                FUND        MARKET FUND
                                                                            ------------    ------------
ASSETS:
  Investments in securities, at value (note 1A)..........................   $ 86,910,008     $132,044,284
    (identified cost $86,910,008 and $132,044,284, respectively)
  Repurchase Agreements, at value (note 3)...............................     22,467,000       30,040,000
    (identified cost $22,467,000 and $30,040,000, respectively)
  Cash...................................................................         39,762           58,022
  Receivables:
    Interest.............................................................        235,292          547,280
    Fund shares sold.....................................................         40,944           50,300
    Paydowns.............................................................          5,261          143,309
  Prepaid expenses and other assets......................................         18,691           22,652
                                                                             -----------     ------------
      Total assets.......................................................    109,716,958      162,905,847
                                                                             -----------     ------------
LIABILITIES:
  Advisory fee payable (note 2)..........................................         24,853           30,810
  Due to Furman Selz (note 2)............................................         45,839           31,563
  Dividend payable.......................................................         84,416          117,560
  Payable for Fund shares purchased......................................         79,072           35,531
  Distribution expense payable (note 2)..................................         11,042            6,964
  Accrued expenses.......................................................        103,300           25,296
                                                                             -----------     ------------
      Total liabilities..................................................        348,522          247,724
                                                                             -----------     ------------
NET ASSETS:
  Par value of shares of beneficial interest outstanding ($.001 per
    share); unlimited number of shares authorized........................        109,368          162,658
  Additional paid-in capital.............................................    109,259,068      162,495,465
                                                                             -----------     ------------
  Net assets applicable to outstanding shares............................   $109,368,436     $162,658,123
                                                                            ============     ============
  Shares of beneficial interest outstanding..............................    109,368,436      162,658,123
                                                                             ===========     ============
  Net asset value per share outstanding..................................       $1.00           $1.00
                                                                                =====           =====

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Operations
For the Year Ended September 30, 1995

                                                                                  THE
                                                                               GOVERNMENT
                                                                              MONEY MARKET    THE MONEY
                                                                                  FUND       MARKET FUND
                                                                              ------------   -----------
NET INVESTMENT INCOME:
  Income:
    Interest................................................................   $7,502,134    $9,209,752
                                                                              -----------    ----------
  Expenses:
    Advisory (note 2).......................................................      383,269       461,445
    Administrative services (note 2)........................................      255,512       307,630
    Shareholder services (note 2)...........................................      111,960        94,823
    Distribution (note 2)...................................................       80,663        51,203
    Custodian (note 2)......................................................       73,086        84,131
    Fund accounting (note 2)................................................       37,207        39,846
    Professional fees.......................................................       34,806        35,302
    Registration............................................................       17,469        25,479
    Reports to shareholders.................................................       14,497        15,638
    Trustees' fees and expenses.............................................        7,437         7,437
    Miscellaneous...........................................................       16,495        16,606
                                                                              -----------    ----------
      Total expenses before waivers.........................................    1,032,401     1,139,540
      Expenses waived by Advisor and Administrator (note 2).................      (25,550)     (153,815)
                                                                              -----------    ----------
      Total expenses........................................................    1,006,851       985,725
                                                                              -----------    ----------
  Net investment income.....................................................    6,495,283     8,224,027
                                                                              -----------    ----------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions..............................      454,418            --
                                                                              -----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................   $6,949,701    $8,224,027
                                                                              ===========    ==========

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Changes in Net Assets


                                                   THE GOVERNMENT                         THE MONEY
                                                  MONEY MARKET FUND                      MARKET FUND
                                          ---------------------------------   ---------------------------------

                                                     YEAR ENDED                          YEAR ENDED
                                                    SEPTEMBER 30,                       SEPTEMBER 30,
                                          ---------------------------------   ---------------------------------
                                               1995              1994              1995              1994
                                          ---------------   ---------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...............  $     6,495,283   $     4,536,797   $     8,224,027   $     5,327,175
    Net realized gain on investment
      transactions......................          454,418                --                --             3,327
                                          ---------------   ---------------   ---------------   ---------------
    Net increase in net assets resulting
      from operations...................        6,949,701         4,536,797         8,224,027         5,330,502
                                          ---------------   ---------------   ---------------   ---------------
  Distributions to shareholders from:
    Net investment income...............       (6,495,283)       (4,536,797)       (8,224,027)       (5,327,175)
    Net realized gains on investments...         (454,418)               --                --            (3,327)
                                          ---------------   ---------------   ---------------   ---------------
                                               (6,949,701)       (4,536,797)       (8,224,027)       (5,330,502)
                                          ---------------   ---------------   ---------------   ---------------
  Capital share transactions:
    Net proceeds from sale of shares....    4,140,356,138     2,340,015,678     5,790,579,654     2,899,200,853
    Net asset value of shares issued to
      shareholders in reinvestment of
      distributions.....................        1,587,592           615,623         2,554,636         1,231,912
                                          ---------------   ---------------   ---------------   ---------------
                                            4,141,943,730     2,340,631,301     5,793,134,290     2,900,432,765
    Cost of shares redeemed.............   (4,226,851,391)   (2,335,289,315)   (5,789,187,631)   (2,902,196,078)
                                          ---------------   ---------------   ---------------   ---------------
      Increase (decrease) in net assets
         derived from capital share
         transactions...................      (84,907,661)        5,341,986         3,946,659        (1,763,313)
                                          ---------------   ---------------   ---------------   ---------------
  Net increase (decrease) in net
    assets..............................      (84,907,661)        5,341,986         3,946,659        (1,763,313)
NET ASSETS:
  Beginning of year.....................      194,276,097       188,934,111       158,711,464       160,474,777
                                          ---------------   ---------------   ---------------   ---------------
  End of year...........................  $   109,368,436   $   194,276,097   $   162,658,123   $   158,711,464
                                          ===============   ===============   ===============   ===============

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Notes to Financial Statements -- September 30, 1995

     1. The Government Money Market Fund and The Money Market Fund (together, the "Funds") are separately managed portfolios which comprise part of Pacifica Funds Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, consisting of ten portfolios at September 30, 1995. The Trust was organized as a Massachusetts business trust on July 17, 1984. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

          A. The Funds value investments at amortized cost, which approximates market value.

          B. It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of their "investment company taxable income," as defined in the Code, and net capital gains, if any, to their shareholders. Therefore, no Federal income tax provision is required.

          C. The Funds declare and record dividends from taxable net investment income on each business day and pay such dividends within five business days after the end of each month. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds intend not to be subject to a Federal excise tax.

          D. Investment transactions are recorded on the trade date. Identified cost of investments sold is used to calculate realized gains and losses for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned.

          E. Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

     2. First Interstate Capital Management ("FICM") is the investment advisor to the Funds. FICM manages the investment and reinvestment of the assets of the Funds and continually reviews, supervises and administers the Funds' investments. FICM is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers or dealers selected by it in its discretion and for furnishing to the Board of Trustees, which has overall responsibility for the business affairs of the Trust, periodic reports on the performance of the Funds. As compensation for their advisory services, the Government Money Market Fund and the Government Income Fund each pay FICM an annual fee payable monthly equal to .30% of the first $500 million, .25% of the next $500 million and .20% in excess of $1 billion of each Fund's average daily net assets.

     In addition, First Interstate Bank of California ("FICAL"), an affiliate of FICM, serves as Custodian for the Funds, for which FICAL receives a fee based upon net assets and certain transaction charges. For the year ended September 30, 1995, the Funds incurred the following amounts due to FICM and FICAL:

                                                                    THE
                                                                 GOVERNMENT           THE
                                                                MONEY MARKET      MONEY MARKET
                                                                    FUND              FUND
                                                                ------------      ------------
    Advisory fees..........................................       $383,269          $461,445
    Custodial fees.........................................         73,086            84,131
                                                                ----------        ----------
                                                                  $456,355          $545,576
                                                                ==========        ==========

     Furman Selz, Inc. ("Furman Selz") provides administrative services for the operation of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

Trust's officers and trustees affiliated with Furman Selz. As compensation for their administrative services, each Fund pays Furman Selz an annual fee payable monthly equal to .20% of the average daily net assets of each Fund.

     The Funds have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for payment by each Fund for actual expenses incurred. Such payments shall not exceed .25% of average net assets. Pacifica Funds Distributor, Inc., an affiliate of Furman Selz, acts as Distributor for the Trust.

     The Funds also retain Furman Selz to provide personnel and facilities to perform shareholder servicing, transfer agency related services and fund accounting. For the year ended September 30, 1995, Furman Selz earned the following fees from the Funds:

                                                                    THE
                                                                 GOVERNMENT           THE
                                                                MONEY MARKET      MONEY MARKET
                                                                    FUND              FUND
                                                                ------------      ------------
    Administrative fee.....................................       $255,512          $307,630
    Shareholder servicing and fund accounting fees.........         81,500            84,904
                                                                ----------        ----------
                                                                  $337,012          $392,534
                                                                ==========        ==========

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, FICM and Furman Selz will pay or reimburse the Fund to the extent of advisory and administrative fees. For the year ended September 30, 1995, the Funds did not exceed such limitation.

     For the year ended September 30, 1995, FICM and Furman Selz voluntarily waived fees as follows:

                                                                    THE
                                                                 GOVERNMENT           THE
                                                                MONEY MARKET      MONEY MARKET
                                                                    FUND              FUND
                                                                ------------      ------------
    Advisory fees waived...................................       $     --          $123,052
    Administrative fees waived.............................         25,550            30,763
                                                                ----------        ----------
                                                                  $ 25,550          $153,815
                                                                ==========        ==========

     Various banks (including First Interstate Bancorp), trust companies, broker-dealers (other than Furman Selz) or other financial organizations (collectively, "Service Organizations") also provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds pay fees (which vary depending upon the services provided) to Service Organizations in amounts up to an annual rate of 0.25% of the daily net assets of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship. For the year ended September 30, 1995, First Interstate Bancorp was the only service organization to receive payments. First Interstate Bancorp earned $44,864 and $19,383 in such fees from the Government Money Market and Money Market Funds, respectively.

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

     3. The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Trustees. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least 100% of the dollar amount invested by that Fund in each agreement, and that Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     In the pursuit of its minimum credit risk policy, The Funds maintain diversified portfolios of money market instruments, each of which matures in 397 days or less and is rated high quality by at least two nationally recognized statistical rating organizations, or, if not rated, is judged by the Board of Trustees to be of comparable quality. The ability of the issuer of the instruments to meet its obligations may be affected by economic developments in a specific industry, region or country. At September 30, 1995, industry concentration of the Money Market Fund's portfolio for industries in excess of 5% of net assets were: Automotive -- 6.4%, Banking -- 10.4%, Brokerage -- 8.1%, Financial Services -- 8.6% and Leasing -- 7.5%.

     4. Transactions in shares of beneficial interest for the year ended September 30, 1995, were as follows:

                                                                                         NET
                                         SHARES        SHARES         SHARES          INCREASE
                                          SOLD        REINVESTED   REPURCHASED       (DECREASE)
                                      -------------   ---------   --------------     -----------
    The Government Money Market
      Fund........................... 4,140,356,138   1,587,592   (4,226,851,391)    (84,907,661)
    The Money Market Fund............ 5,790,579,654   2,554,636   (5,789,187,631)      3,946,659

P  A  C  I  F  I  C  A
Financial Highlights
For a share outstanding throughout each year

                                                                         THE GOVERNMENT MONEY MARKET FUND
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------------------
                                                             1995         1994         1993         1992         1991
                                                           --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                           --------     --------     --------     --------     --------
Income from Investment Operations:
  Net investment income................................       0.047        0.031        0.027        0.039        0.061
  Net realized gain on investments.....................       0.004        --           --           --           --
                                                           --------     --------     --------     --------     --------
  Total from Investment Operations.....................       0.051        0.031        0.027        0.039        0.061
                                                           --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
  Dividends from net investment income.................      (0.047)       --           --           --           --
  Dividends from net realized gain on investments......      (0.004)       --           --           --           --
                                                           --------     --------     --------     --------     --------
  Total Distributions..................................      (0.051)      (0.031)      (0.027)      (0.039)      (0.061)
                                                           --------     --------     --------     --------     --------
Net Asset Value, End of Year...........................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                           ========     ========     ========     ========     ========
Total Return...........................................        5.22%        3.16%        2.77%        3.99%        6.30%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands)...............    $109,368     $194,276     $188,934     $184,705     $171,375
  Ratio of Expenses to Average Net Assets..............        0.79%        0.77%        0.83%        0.82%        0.85%
  Effect of Waivers on above Ratio.....................        0.02%        0.02%        0.01%        0.00%        0.03%
  Ratio of Net Investment Income to Average
    Net Assets.........................................        5.08%        3.07%        2.73%        3.85%        6.13%

                                                                              THE MONEY MARKET FUND
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                           ------------------------------------------------------------
                                                             1995         1994         1993         1992         1991
                                                           --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year.....................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                           --------     --------     --------     --------     --------
Income from Investment Operations:
  Net investment income................................       0.053        0.033        0.030        0.040        0.063
                                                           --------     --------     --------     --------     --------
  Total from Investment Operations.....................       0.053        0.033        0.030        0.040        0.063
                                                           --------     --------     --------     --------     --------
Less Distributions from net investment income..........      (0.053)      (0.033)      (0.030)      (0.040)      (0.063)
                                                           --------     --------     --------     --------     --------
Net Asset Value, End of Year...........................    $  1.000     $  1.000     $  1.000     $  1.000     $  1.000
                                                           ========     ========     ========     ========     ========
Total Return...........................................        5.47%        3.37%        3.04%        4.07%        6.47%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands)...............    $162,658     $158,711     $160,475     $126,727     $136,552
  Ratio of Expenses to Average Net Assets..............        0.64%        0.63%        0.64%        0.68%        0.73%
  Effect of Waivers on above Ratio.....................        0.10%        0.10%        0.10%        0.08%        0.01%
  Ratio of Net Investment Income to Average
    Net Assets.........................................        5.35%        3.31%        2.99%        3.95%        6.33%

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Pacifica Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Money Market Fund and The Money Market Fund (two of the portfolios comprising Pacifica Funds Trust) as of September 30, 1995, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 1994 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated November 22, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of The Government Money Market Fund and The Money Market Fund at September 30, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP
                                                ---------------------

New York, New York
November 15, 1995

TAX STATUS OF DIVIDENDS PAID (UNAUDITED)

     The following table represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended September 30, 1995. Certain portions of this information were previously reported to you on Form 1099 at the close of calendar 1994. This information is presented in order to comply with regulatory requirements and requires no current action on your part.

                                                                                             % OF INCOME
                                                                                            DERIVED FROM
                                                  INCOME             % OF INCOME        GOVERNMENT SECURITIES
                                              DIVIDENDS PAID        DERIVED FROM           HELD SUBJECT TO
                                                 PER SHARE      GOVERNMENT SECURITIES   REPURCHASE AGREEMENTS
                                              ---------------   ---------------------   ---------------------
The Government Money Market Fund.............    $ 0.05097               61.1%                   24.9%
The Money Market Fund........................    $ 0.05344               13.5%                   23.3%

     Additionally, none of the dividends and distributions paid by the Funds qualify for the dividends received deduction available to corporations.

P  A  C  I  F  I  C  A
BOARD OF TRUSTEES


JOSEPH N. HANKIN*+                 President, Westchester Community College

RICHARD A. WEDEMEYER*              Vice President, Performance Advantage, Inc.

JOHN E. HEILMANN*                  Former Chairman, Distillers Somerset, Inc.

DENNIS W. DRAPER                   Associate Professor of Finance, University of Southern
                                   California

JACK D. HENDERSON, ESQ.            Partner in Clanahan, Tanner, Downing & Knowlton, P.C.

                                   * Member of Audit Committee

                                   + Member of Nominating Committee


---------------------------------------------------------------------------------------------

OFFICERS

MICHAEL C. PETRYCKI                President

STEVEN D. BLECHER                  Executive Vice President

JOAN V. FIORE                      Vice President & Secretary

JOHN J. PILEGGI                    Vice President & Treasurer

DONALD E. BROSTROM                 Assistant Treasurer

                                      [LOGO]

                             P  A  C  I  F  I  C  A

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz Incorporated
230 Park Avenue
New York, New York 10017

DISTRIBUTOR
Pacifica Funds Distributor, Inc.
230 Park Avenue
New York, New York 10017

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

This report is for the information of the shareholders of the Pacifica Family of Mutual Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

                                      [LOGO]

                             P  A  C  I  F  I  C  A

                                  A FAMILY OF
                                  MUTUAL FUNDS


                        The Government Money Market Fund
                                      And
                             The Money Market Fund


                                 Annual Report
                               September 30, 1995


                               Investment Advisor
                                FIRST INTERSTATE
                            CAPITAL MANAGEMENT, INC.

LOGO    P A C I F I C A
--------------------------------------------------------------------------------
                                                               November 10, 1995
Dear Shareholder:

We are pleased to present the September 30, 1995 annual report for the Pacifica Asset Preservation Fund and Government Income Fund, which includes audited financial statements.

Pacifica Funds are designed to meet the varied investment needs of individuals and institutions. They are managed by First Interstate Capital Management, Inc., a subsidiary of First Interstate Bancorp.

ECONOMIC AND INVESTMENT MARKET COMMENT

Over the past few months, investors have closely watched economic numbers, trying to determine whether the Federal Reserve has successfully calibrated growth in the U.S. economy to a targeted rate of 1.5% to 2.5%. The capital markets have been choppy as investors have watched crosscurrents, including: 1) the Fed tightening during most of 1994 and early 1995, which will probably continue to have a lagged impact over the next few months; 2) the June easing and positioning of the Fed for the presidential election in 1996; and 3) Congressional action on taxes and deficit reduction, which will have to be studied for its impact on fiscal policy. In addition, the weaknesses showing up in major sectors of the global economy have had a slowing impact on the U.S. economy as well.

As we review the various sectors of the U.S. economy, we are seeing developments that are typical of a later cycle economy. Consumer credit has been rising at a rate of 8%-15% over the last 18 months, bringing some measures of consumer debt to record high levels. While consumer debt service payments are not yet at extreme levels due to longer payment cycles, we do believe the high debt levels are likely to slow consumption from the 3%-3.5% level we have seen for the past two quarters. We have also seen some inventory buildup in the consumer sector, with non-auto durables showing the sharpest increase in the third quarter, rising 8.9%

Residential investment has rebounded recently, helped by lower mortgage rates. In the third quarter, this sector grew at a 10.9% rate. Capital spending, while slowing from its torrid growth rate of 21.5% in the first quarter to 8.3% in the third quarter, remains one of the stronger parts of our economy, stimulated by low interest rates, a low dollar, and the strong competitive position of the U.S. economy.

Government spending grew at a 3.1% rate in the most recent quarter, but we look for government spending to be fairly flat going forward. Once the President and Congress conclude their work on tax and deficit reduction bills, investors will have a clearer picture of government spending plans.

Exports came in stronger than expected in the third quarter due to large shipments of aircraft. Export demand is currently buffeted by two countervailing forces: First, the global economy is fairly weak, led by problems in Japan and Mexico. Second, our weak dollar should be positively impacting export demand for as long as the next 18 months, through what is known as the J-curve Effect.

We are looking for GDP growth to average between 2% and 2.5% over the next four quarters. That would represent a slowing from the third quarter's pace of 4.2%. Any unforeseen shock that would undermine consumer confidence poses the biggest risk to that forecast. However, inflation seems well under control, with the CPI running at a 2.5% rate over the past twelve months. The GDP deflator for the third quarter was recently reported at .6%. But, we are seeing price pressures in the agriculture area. Corn and soybean prices are up sharply in the past few months. The CRB Commodity Index, which is heavily weighted in agricultural products, has risen from 233 this summer to 244 currently.

Since the beginning of the year, a powerful rally in the bond market has propelled bond prices higher. Yields on U.S. Treasury notes and bonds have declined by 1 1/2% to 2%. As a result, the bond market's September year-to-date total return (increase in principal value plus interest income), as measured by the Lehman Brothers Aggregate Index, stands at 13.6%. This impressive gain comes on the heels of a 2.9% loss in 1994, which was the worst year for bonds since the Great Depression.

In the short term, political events could create some uncertainty for interest rates. Congress must pass a debt ceiling increase and a credible plan to balance the federal budget. However, the long-term outlook for the bond market appears to be positive. Year over year inflation has declined and most forward looking inflation indicators point to declining price pressures.

The U.S. stock market has been very strong this year, with the S&P 500 delivering a total return of 29.8% through the first three quarters of 1995. Factors which have contributed to this strong performance include: a twenty year high in profit margins for U.S. industrials reached in the second quarter and a significant decline in interest rates as the U.S. economy has softened.

Profitability has soared this year with the profit margins for the S&P Industrials reaching a 20 year high of 5.8%. Helped by a strong economy, a currency tailwind and strong cost cutting from highly leveraged industries, earnings for the Dow Jones Industrials and the S&P Industries grew at a 45% and 30% rate respectively for the second quarter. However, earnings momentum appears to have peaked. With a slower U.S. and global economy, currency drag from a stronger U.S. dollar and fewer opportunities for cost cutting, earnings momentum appears to be stalling. We are having to become more selective and focus on those companies that can produce 12% or better earnings growth in an environment where the average company is growing 4%-8%.

Over the coming months, the capital markets should continue to be positive for investment, although it's hard to envision a repeat of this year's stellar markets. Nothing appears to be disruptive for the bond markets, which would unsettle stocks. Finally, there continues to be a sizeable flow of investment dollars into the markets as the result of increased savings for retirement.

Pacifica Funds can be an important investment alternative for you. Please call us at (800) 662-8417 if you would like additional information.


                                                     /s/ MICHAEL C. PETRYCKI
                                                     -----------------------
                                                     Michael C. Petrycki

                                                     President

TAXABLE FIXED INCOME MARKETS

The 3rd quarter of 1995 ended with yield levels virtually unchanged from the end of June, with the exception of the yield on the 30-year Treasury bond, which declined by 11 basis points. Although yields were little changed, the quarter was characterized by high volatility. For example, the yield on the 5-year Treasury note started the quarter at 6.0%, traded as high as 6.37%, traded as low as 5.74% and ended the quarter at 6.0%. The broad investment grade market returned 1.93%, with all but 16 basis points coming from coupon income, and the year to date return stands at 13.61% versus a negative 2.8% for all of 1994.

The current portfolio strategy is a barbell structure, with the short end of the barbell comprised of short average life mortgage product, asset-backed securities and high quality corporates. The long end of the barbell is primarily invested in highly liquid U.S. Treasury securities. We are utilizing this strategy because we believe the Federal Reserve will not aggressively lower short-term interest rates and longer term Treasuries offer higher than average real rates of return. With the 2-year Treasury trading 25 basis points through Fed Funds, we believe the market is pricing in 75 to 100 basis points of casing in the near future. If the Fed does not ease as aggressively as the market currently anticipates, the curve should flatten over time.

PACIFICA ASSET PRESERVATION FUND

PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 1995

NET ASSETS $51,607,218

The PACIFICA ASSET PRESERVATION FUND is a high quality, short-term fixed income fund designed for investors who desire a higher yield than current money market rates but who wish to minimize share price fluctuation. This fund is managed for price stability, investing exclusively in high quality fixed income securities. The Fund's average maturity is not to exceed one year. Unlike a money market fund, the Asset Preservation Fund will not maintain a stable $1.00 share price.

[FIGURE 1]

VALUE OF $10,000 INVESTMENT (Invested July 2, 1990)
--------------------------------------------------------------------------------


                                                         One
                                        Pacifica         Year
                                         Asset         Treasury
 Measurement Period                    Preservation      Bill
(Fiscal Year Covered)                    Fund           Index*

7/2/90                                   10000           10000
9/90                                     10193           10223
12/90                                    10461           10488
3/91                                     10674           10711
6/91                                     10875           10882
9/91                                     11136           11129
12/91                                    11384           11403
3/92                                     11466           11489
6/92                                     11690           11671
9/92                                     11946           11892
12/92                                    11941           11954
3/93                                     12145           12097
6/93                                     12256           12195
9/93                                     12384           12318
12/93                                    12481           12411
3/94                                     12508           12448
6/94                                     12557           12505
9/94                                     12720           12627
12/94                                    12782           12606
3/95                                     13031           12920
6/95                                     13220           13210
9/95                                     13432           13397

Portfolio composition is subject to change depending upon market conditions.

[FIGURE 2]

SECTOR ANALYSIS
---------------------------------
CORPORATE BONDS                                  35%
ASSET BACKED SECURITIES                          24%
MORTGAGE BACKED SECURITIES                       19%
GOVERNMENT AND GOVERNMENT AGENCY
  OBLIGATIONS                                    21%
CASH EQUIVALENTS                                  1%

------------------------------------------
            30-DAY YIELD
                5.08%

              SEC YIELD
                5.38%

------------------------------------------
          WEIGHTED AVERAGE MATURITY
                  0.9 Year

--------------------------------------------------------------------------------

The 30-day yield is the income distribution rate for a period, divided by the period-end NAV.

The SEC yield is an attempt to show the yield a shareholder would earn if the shareholder invests today. It is current income on a yield to maturity basis, minus expenses for the period, divided by average shares eligible for dividends during a 30 day period, times the period-end maximum offering price.

*Treasury Bills are guaranteed by the U.S. Government as to timely payment of interest and principal. Shares of the Pacifica Asset Preservation Fund are not government guaranteed.

Investment performance includes the reinvestment of income dividends and capital gains. Inception date of the Fund was 7/2/90. Performance is historical and does not predict future performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

PACIFICA GOVERNMENT INCOME FUND

PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 1995

NET ASSETS $84,981,075

The PACIFICA GOVERNMENT INCOME FUND is a high quality, intermediate maturity bond fund which invests no less than 65% of its assets in issues backed by the U.S. Government or one of its agencies or instrumentalities. (Fund shares are not government guaranteed.) This Fund appeals to the investor who seeks preservation of capital and total return over an intermediate time horizon.

[FIGURE 3]

VALUE OF $10,000 INVESTMENT (Invested July 2, 1990)
-------------------------------------------------------------------------------

                                       Pacifica        Government
                                      Government       Income Fund                  Lehman
 Measurement Period                     Income         (with maximum          Government/Corporate
 (Fiscal Year Covered)                   Fund          4.5% sales charge)           Index*

7/2/90                                   10000            9550                       10000
9/90                                     10127            9671                       10300
12/90                                    10520           10047                       10700
3/91                                     10785           10300                       11000
6/91                                     10986           10492                       11200
9/91                                     11548           11028                       11700
12/91                                    12099           11555                       12300
3/92                                     11974           11435                       12200
6/92                                     12326           11771                       12700
9/92                                     12774           12199                       13200
12/92                                    12769           12194                       13200
3/93                                     13230           12635                       13700
6/93                                     13549           12939                       14000
9/93                                     13874           13250                       14300
12/93                                    13963           13335                       14300
3/94                                     13428           12624                       14100
6/94                                     13061           12473                       14000
9/94                                     13153           12561                       14100
12/94                                    12987           12403                       14154
3/95                                     13578           12967                       14859
6/95                                     14202           13563                       15823
9/95                                     14400           13752                       16126

Portfolio composition is subject to change depending upon market conditions.

[FIGURE 4]

SECTOR ANALYSIS
---------------------------------
GOVERNMENT AGENCY OBLIGATIONS                    51%
U.S. TREASURY OBLIGATIONS                        27%
CORPORATE BONDS                                   9%
ASSET BACKED SECURITIES                          11%
U.S. GOVT. CASH                                   2%

------------------------------------------
           30-DAY YIELD
              5.90%

             SEC YIELD
               5.72%

------------------------------------------
        WEIGHTED AVERAGE MATURITY
              7.3 Years
--------------------------------------------------------------------------------
The 30-day yield is the income distribution rate for a period, divided by the period-end NAV.

The SEC yield is an attempt to show the yield a shareholder would earn if the shareholder invests today. It is current income on a yield to maturity basis, minus expenses for the period, divided by average shares eligible for dividends during a 30 day period, times the period-end maximum offering price.
*LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX -- One of the most popular and widely used bond market indexes, it is composed of Government, Agency, Corporate and Yankee Bonds. No mortgage-backed securities are included. This index has an average maturity of approximately seven years. This index is comprised of approximately 60% Government Bonds, 10% Agency Bonds, 25% Corporate Bonds and 5% Yankee Bonds. This is an unmanaged index.
Investment performance includes the reinvestment of income dividends and capital gains. Inception date of the Fund was 7/2/90. Performance is historical and does not predict future performance. Investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.

P  A  C  I  F  I  C  A
THE ASSET PRESERVATION FUND
Portfolio of Investments -- September 30, 1995

PRINCIPAL
  AMOUNT                                                                             COST          VALUE
----------                                                                        -----------   -----------
             U.S. TREASURY OBLIGATIONS -- 9.96%
             U.S. TREASURY NOTES -- 9.96%
$3,000,000     7.500%, 12/31/1996...............................................  $ 3,033,972   $ 3,061,875
 2,000,000     8.500%, 04/15/1997...............................................    2,065,892     2,078,124
                                                                                  -----------   -----------
             TOTAL U.S. TREASURY OBLIGATIONS....................................    5,099,864     5,139,999
                                                                                  -----------   -----------
             U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.96%
             FEDERAL NATIONAL MORTGAGE ASSOCIATION
             PASS-THROUGH SECURITIES -- 0.44%
   231,172     6.500%, 11/01/1998 Pool #68853...................................      228,152       229,626
                                                                                  -----------   -----------
             SMALL BUSINESS ADMINISTRATION
             VARIABLE RATE NOTES+ -- 10.52%
 1,360,178     7.375%, 05/25/2016 Pool #501516..................................    1,360,876     1,389,081
 4,001,766     7.000%, 03/25/2018 Pool #502139..................................    3,992,842     4,039,302
                                                                                  -----------   -----------
                                                                                    5,353,718     5,428,383
                                                                                  -----------   -----------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS...........................    5,581,870     5,658,009
                                                                                  -----------   -----------
             COLLATERALIZED MORTGAGE OBLIGATIONS -- 19.04%
             FEDERAL HOME LOAN MORTGAGE CORP. -- 7.80%
 1,500,000     160, 5.000%, 04/15/2003..........................................    1,468,603     1,471,575
 1,000,000     1344-E, 7.000%, 12/15/2003.......................................    1,000,000     1,003,470
 1,541,696     112-G, 8.800%, 01/15/2020........................................    1,592,179     1,548,125
                                                                                  -----------   -----------
                                                                                    4,060,782     4,023,170
                                                                                  -----------   -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.24%
 1,000,000     1992-150, 6.500%, 05/25/2017.....................................      995,376       997,690
 2,766,768     1992-49E, 7.000%, 07/25/2017.....................................    2,766,768     2,768,124
 1,000,000     1992-150G, 6.750%, 09/25/2018....................................      998,764       999,980
 1,034,411     1991-21, 7000%, 12/25/2019.......................................    1,034,411     1,037,411
                                                                                  -----------   -----------
                                                                                    5,795,319     5,803,205
                                                                                  -----------   -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..........................    9,856,101     9,826,375
                                                                                  -----------   -----------
             ASSET-BACKED SECURITIES -- 23.71%
   142,279   Bank of the West 1989-1, 9.100%, 09/15/2004........................      142,406       144,006
 1,029,003   CFC Grantor Trust Series 7-1, 8.650%, 10/15/1996...................    1,041,522     1,034,447
 1,045,361   Eagle Credit Trust 19, 5.400%, 03/15/2000..........................    1,043,914     1,034,594
             Fleetwood Credit Co. Grantor Trust:
   290,677     1989-A, 8.750%, 10/15/2004.......................................      288,331       294,194
   633,100     1992-A, 7.100%, 02/15/2007.......................................      630,915       637,165

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE ASSET PRESERVATION FUND
Portfolio of Investments (continued) -- September 30, 1995

PRINCIPAL
  AMOUNT                                                                             COST          VALUE
----------                                                                        -----------   -----------
             ASSET-BACKED SECURITIES (CONTINUED)
$3,000,000   Ford Motor Credit Company Grantor Trust
               1992-3, 5.625%, 10/15/1997.......................................  $ 2,994,360   $ 3,003,300
 2,000,000   Olympic Automobile Receivables Trust
               1995-D, 5.800%, 10/15/1998.......................................    1,999,088     1,998,080
 2,000,000   Unisys Receivables Master Trust I
               5.050%, 11/15/1996...............................................    1,998,107     1,995,660
 2,129,157   Western Financial Grantor Trust
               1993-3 A1, 4.250%, 12/01/1998....................................    2,088,571     2,095,537
                                                                                  -----------   -----------
             TOTAL ASSET-BACKED SECURITIES......................................   12,227,214    12,236,983
                                                                                  -----------   -----------
             CORPORATE NOTES/BONDS -- 35.03%
             AUTOMOTIVE LENDING -- 5.89%
 3,000,000   General Motors Acceptance Corp. 7.750%, 04/15/1997.................    3,067,662     3,037,629
                                                                                  -----------   -----------
             CREDIT LENDING -- 5.79%
 3,000,000   Countrywide Credit Industries Inc. 5.120%, 03/15/1996..............    2,997,195     2,989,197
                                                                                  -----------   -----------
             FINANCE -- 3.88%
 2,000,000   International Lease Financial Corp. 7.400%, 11/15/1995.............    2,000,279     2,002,780
                                                                                  -----------   -----------
             UTILITIES -- 5.79%
 3,000,000   Detroit Edison Co. 6.000%, 12/01/1996..............................    3,001,070     2,987,010
                                                                                  -----------   -----------
             MISCELLANEOUS -- 13.68%
 2,000,000   Adolph Coors Co. 8.950%, 06/16/1997................................    2,087,707     2,086,642
 3,000,000   Salomon Inc. 5.500%, 05/28/1996....................................    3,012,906     2,975,682
 2,000,000   Smith Barney Co. 6.000%, 03/15/1997................................    1,995,743     1,995,156
                                                                                  -----------   -----------
                                                                                    7,096,356     7,057,480
                                                                                  -----------   -----------
             TOTAL CORPORATE NOTES/BONDS........................................   18,162,562    18,074,096
                                                                                  -----------   -----------
             TOTAL INVESTMENTS -- 98.70%........................................   50,927,611    50,935,462
                                                                                  -----------   -----------
             REPURCHASE AGREEMENT -- 1.93%
   997,000   Donaldson, Lufkin & Jenrette Securities Corp. dated 09/29/1995,
               6.250%, due 10/02/1995 (Proceeds at maturity $997,519);
               Collateralized by $6,302,000 U.S. Treasury Strips, due
               08/15/2022.......................................................      997,000       997,000
                                                                                  -----------   -----------
             TOTAL INVESTMENTS AND REPURCHASE AGREEMENT -- 100.63%..............  $51,924,611*   51,932,462
                                                                                  ============
             LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.63)%...................                   (325,244)
                                                                                                -----------
             NET ASSETS -- 100.00%..............................................                $51,607,218
                                                                                                ============

---------------
 * The cost of securities is substantially the same for Federal income tax purposes.

 + Variable/Floating Rate Notes. The rate shown is the rate in effect at September 30, 1995.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE GOVERNMENT INCOME FUND
Portfolio of Investments -- September 30, 1995

 PRINCIPAL
  AMOUNT                                                                             COST          VALUE
-----------                                                                      ------------   -----------
              U.S. TREASURY OBLIGATIONS -- 26.89%
              U.S. TREASURY NOTES -- 25.38%
$ 4,000,000     8.125%, 02/15/1998.............................................  $  4,029,651   $ 4,197,500
  2,000,000     8.250%, 07/15/1998.............................................     2,024,534     2,118,750
  3,000,000     7.875%, 08/15/2001.............................................     3,014,046     3,268,125
  5,000,000     6.375%, 08/15/2002.............................................     5,137,071     5,075,000
  5,000,000     7.500%, 02/15/2005.............................................     5,138,917     5,445,310
  1,250,000     8.125%, 08/15/2019.............................................     1,460,117     1,467,577
                                                                                 ------------   -----------
                                                                                   20,804,336    21,572,262
                                                                                 ------------   -----------
              U.S. TREASURY BONDS -- 1.51%
  1,000,000     10.750%, 05/15/2003............................................     1,071,259     1,274,687
                                                                                 ------------   -----------
              TOTAL U.S. TREASURY OBLIGATIONS..................................    21,875,595    22,846,949
                                                                                 ------------   -----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 40.23%
              FEDERAL HOME LOAN BANK BONDS -- 1.26%
  1,050,000     8.250%, 05/27/1996.............................................     1,055,300     1,067,512
                                                                                 ------------   -----------
              FEDERAL HOME LOAN MORTGAGE CORP. BONDS -- 6.02%
  1,000,000     8.125%, 09/30/1996.............................................     1,009,617     1,021,221
  2,000,000     8.420%, 01/12/1998.............................................     2,008,099     2,017,814
  2,000,000     8.000%, 08/15/2023.............................................     2,075,787     2,075,440
                                                                                 ------------   -----------
                                                                                    5,093,503     5,114,475
                                                                                 ------------   -----------
              FEDERAL HOME LOAN MORTGAGE CORP.
              PASS-THROUGH SECURITIES -- 3.53%
    225,233     8.250%, 08/01/2001 -- Pool #220009.............................       218,268       230,145
     59,996     8.750%, 08/01/2008 -- Pool #189194.............................        58,506        62,021
    303,423     8.000%, 11/01/2008 -- Pool #544269.............................       293,060       308,637
    334,159     8.500%, 01/01/2009 -- Pool #291786.............................       326,231       343,763
  1,737,595     9.000%, 07/01/2017 -- Pool #536534.............................     1,828,663     1,813,528
    224,108     10.500%, 08/01/2019 -- Pool #546103............................       236,732       244,278
                                                                                 ------------   -----------
                                                                                    2,961,460     3,002,372
                                                                                 ------------   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
              PASS-THROUGH SECURITIES -- 5.85%
    232,338     6.500%, 11/01/1998 -- Pool #68853..............................       229,303       230,784
    384,908     8.750%, 03/01/2007 -- Pool #02783..............................       380,355       400,723
  4,215,822     6.000%, 07/01/2008 -- Pool #50761..............................     4,201,262     4,086,713
     28,544     9.500%, 02/01/2009 -- Pool #75336..............................        28,567        30,203
    221,799     8.000%, 08/01/2018 -- Pool #83785..............................       210,395       227,066
                                                                                 ------------   -----------
                                                                                    5,049,882     4,975,489
                                                                                 ------------   -----------

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE GOVERNMENT INCOME FUND
Portfolio of Investments (continued) -- September 30, 1995

 PRINCIPAL
  AMOUNT                                                                             COST          VALUE
-----------                                                                      ------------   -----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 21.16%
$ 3,000,000     8.637%, 01/01/1996(a)..........................................  $  3,008,269   $ 3,020,070
  1,000,000     9.350%, 02/12/1996.............................................     1,007,849     1,012,910
  3,000,000     8.350%, 11/10/1999.............................................     3,037,914     3,232,824
  5,000,000     8.625%, 11/10/2004.............................................     5,387,402     5,368,115
  5,000,000     8.500%, 02/01/2005.............................................     5,374,236     5,352,250
                                                                                 ------------   -----------
                                                                                   17,815,670    17,986,169
                                                                                 ------------   -----------
              TENNESSEE VALLEY AUTHORITY -- 2.41%
  2,000,000     8.250%, 11/15/1996.............................................     2,039,090     2,045,418
                                                                                 ------------   -----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS.........................    34,014,905    34,191,435
                                                                                 ------------   -----------
              COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.95%
              FEDERAL HOME LOAN MORTGAGE CORP. -- 1.18%
  1,000,000     1334-E 7.000%, 12/15/2003......................................     1,000,000     1,003,470
                                                                                ------------   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.77%
    869,741     1991-141 SP, Inverse Floater, 9.184%, 04/25/2010+..............       875,127       871,915
  2,021,826     1993-129A, 5.200%, 07/25/1999..................................     2,001,475     2,010,767
    922,256     1992-49E, 7.000%, 07/25/2017...................................       920,941       922,708
  4,500,000     1992-79J, 7.500%, 08/25/2020...................................     4,512,641     4,500,180
                                                                                 ------------   -----------
                                                                                    8,310,184     8,305,570
                                                                                 ------------   -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS........................     9,310,184     9,309,040
                                                                                 ------------   -----------
              ASSET-BACKED SECURITIES -- 11.38%
    142,279   Bank of the West 1989-1, 9.100%, 09/15/2004......................       142,406       144,006
    573,660   CFC Grantor Trust Series 7-1, 8.650%, 10/15/1996.................       580,639       576,695
  2,000,000   Chrysler Auto Receivable Co. 7.875%, 03/15/1998..................     1,973,689     2,027,080
              Fleetwood Credit Company Grantor Trust:
    290,677     1989-A, 8.750%, 10/15/2004.....................................       288,331       294,194
    633,100     1992-A, 7.100%, 02/15/2007.....................................       630,915       637,165
  2,000,000   Ford Motor Credit Company Grantor Trust 1992-3, 5.625%,
                10/15/1997.....................................................     1,996,240     2,002,200
  1,000,000   Olympic Automobile Receivables Trust Series 1995-D, 6.050%,
                11/15/2000.....................................................       998,834       992,880
  3,000,000   Unisys Receivables Master Trust I, 5.050%, 11/15/1996............     2,997,160     2,993,490
                                                                                 ------------   -----------
              TOTAL ASSET-BACKED SECURITIES....................................     9,608,214     9,667,710
                                                                                 ------------   -----------
              CORPORATE NOTES/BONDS -- 9.25%
              AUTOMOTIVE CREDIT LENDING -- 2.38%
  2,000,000   General Motors Acceptance Corp. 7.750%, 04/15/1997...............     2,045,108     2,025,086
                                                                                 ------------   -----------
              CONSUMER SPENDING -- 1.17%
  1,000,000   General Motors Corp. 7.400%, 09/01/2025..........................       991,954       993,911
                                                                                 ------------   -----------

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE GOVERNMENT INCOME FUND
Portfolio of Investments (continued) -- September 30, 1995

 PRINCIPAL
  AMOUNT                                                                             COST          VALUE
-----------                                                                      ------------   -----------
              CORPORATE NOTES/BONDS (CONTINUED)
              CONSUMER STAPLES -- 1.95%
$ 1,750,000   Rite Aid Corp. 6.875%, 08/15/2013................................  $  1,657,816   $ 1,653,456
                                                                                 ------------   -----------
              FINANCIAL SERVICES -- 1.29%
  1,100,000   Smith Barney Inc. 6.000%, 03/15/1997.............................     1,097,659     1,097,336
                                                                                 ------------   -----------
              MISCELLANEOUS -- 2.46%
  2,000,000   Adolph Coors Co. 8.950%, 06/16/1997..............................     2,087,707     2,086,642
                                                                                 ------------   -----------
              TOTAL CORPORATE NOTES/BONDS......................................     7,880,244     7,856,431
                                                                                 ------------   -----------
              TOTAL INVESTMENTS................................................    82,689,142    83,871,565
                                                                                 ------------   -----------
              REPURCHASE AGREEMENT -- 0.19%
    165,000   Donaldson, Lufkin, & Jenrette Securities Corp. dated 09/29/1995,
                6.250%, due 10/02/1995 (Proceeds at maturity $165,086);
                Collateralized by $169,000 U.S. Treasury Notes 8.500%,
                04/15/1997.....................................................       165,000       165,000
                                                                                 ------------   -----------
              TOTAL REPURCHASE AGREEMENT.......................................       165,000       165,000
                                                                                 ------------   -----------
              TOTAL INVESTMENTS AND REPURCHASE AGREEMENT -- 98.89%.............  $ 82,854,142    84,036,565
                                                                                 =============
              OTHER ASSETS LESS LIABILITIES -- 1.11%...........................                     944,510
                                                                                                -----------
              NET ASSETS -- 100.00%............................................                 $84,981,075
                                                                                                ============

---------------

(a) Security restricted as to resale. (Total value of restricted securities is $3,020,070, or 3.55% of net assets).

  + Inverse Floater. Rate is subject to change periodically. The rate shown is the rate in effect at September 30, 1995.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Assets and Liabilities
September 30, 1995

                                                                           THE ASSET           THE
                                                                          PRESERVATION      GOVERNMENT
                                                                              FUND         INCOME FUND
                                                                          ------------     ------------
ASSETS:
  Investments in securities, at value (note 1A).......................    $ 50,935,462     $ 83,871,565
    (identified cost $50,927,611 and $82,689,142, respectively)
  Repurchase Agreements, at value (note 3)............................         997,000          165,000
    (identified cost $997,000 and $165,000, respectively)
  Receivables:
    Interest..........................................................         736,419        1,235,335
    Paydowns..........................................................         218,458           17,827
    Fund shares sold..................................................           6,586               --
  Prepaid expenses and other assets...................................          13,022           13,984
                                                                          ------------     ------------
       Total assets...................................................      52,906,947       85,303,711
                                                                          ------------     ------------
LIABILITIES:
  Advisory fee payable (note 2).......................................          15,380           35,431
  Due to Furman Selz (note 2).........................................          15,353           19,948
  Due to custodian....................................................           1,829            8,551
  Payable for investment securities purchased.........................         979,670               --
  Payable for fund shares repurchased.................................         105,300               --
  Distribution expense payable (note 2)...............................          28,486           56,343
  Dividend payable....................................................          14,690           27,634
  Accrued expenses....................................................         139,021          174,729
                                                                          ------------     ------------
       Total liabilities..............................................       1,299,729          322,636
                                                                          ------------     ------------
NET ASSETS:
  Par value of shares of beneficial interest outstanding ($.001 per
    share); unlimited number of shares authorized.....................           5,120            8,643
  Additional paid-in capital..........................................      52,447,689       94,756,376
  Accumulated net realized loss on investment transactions............        (838,752)     (10,966,367)
  Distributions in excess of net investment income (note 1C)..........         (14,690)              --
  Net unrealized appreciation on investments..........................           7,851        1,182,423
                                                                          ------------     ------------
  Net assets applicable to outstanding shares.........................    $ 51,607,218     $ 84,981,075
                                                                          ============     =============
  Shares of beneficial interest outstanding...........................       5,119,804        8,642,781
                                                                          ============     =============
  Net asset value per share outstanding...............................       $10.08           $ 9.83
                                                                             ======           ======
  Maximum offering price per share....................................       $10.08           $10.29
                                                                             ======           ======

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Operations
For the Year Ended September 30, 1995

                                                                       THE ASSET         THE
                                                                      PRESERVATION   GOVERNMENT
                                                                          FUND       INCOME FUND
                                                                      ------------   -----------
NET INVESTMENT INCOME:
  Income:
     Interest.......................................................   $4,274,712    $ 6,915,535
                                                                      ------------   -----------
  Expenses:
     Advisory (note 2)..............................................      251,732        500,935
     Administrative services (note 2)...............................      143,847        200,374
     Distribution (note 2)..........................................       69,672         76,101
     Custodian (note 2).............................................       41,692         56,544
     Shareholder services (note 2)..................................       40,689         36,935
     Fund accounting (note 2).......................................       34,275         35,447
     Professional fees..............................................       31,681         33,089
     Reports to shareholders........................................       16,479         19,063
     Amortization of organization expenses (note 1D)................       16,271          8,317
     Registration...................................................       16,191         15,855
     Trustees' fees and expenses....................................        7,437          7,437
     Miscellaneous..................................................       14,966         22,981
                                                                      ------------   -----------
       Total expenses before waivers................................      684,932      1,013,078
       Expenses waived by Administrator (note 2)....................      (14,385)       (20,038)
                                                                      ------------   -----------
       Total expenses...............................................      670,547        993,040
                                                                      ------------   -----------
  Net investment income.............................................    3,604,165      5,922,495
                                                                      ------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investment transactions......................     (838,752)    (6,984,147)
  Change in net unrealized appreciation on investments..............      917,169      9,796,631
                                                                      ------------   -----------
  Net realized and unrealized gain on investments...................       78,417      2,812,484
                                                                      ------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................   $3,682,582    $ 8,734,979
                                                                       ==========     ==========

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Changes in Net Assets

                                                            THE ASSET                   THE GOVERNMENT
                                                        PRESERVATION FUND                 INCOME FUND
                                                   ----------------------------   ---------------------------
                                                    YEAR ENDED                     YEAR ENDED     YEAR ENDED
                                                    SEPTEMBER      YEAR ENDED      SEPTEMBER      SEPTEMBER
                                                       30,        SEPTEMBER 30,       30,            30,
                                                       1995           1994            1995           1994
                                                   ------------   -------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income........................  $  3,604,165   $   5,225,923   $  5,922,495   $  9,310,213
    Net realized gain (loss) on:
      Investment transactions....................      (838,752)         85,724     (6,984,147)    (3,564,054)
      Foreign currency transactions..............            --              --             --       (275,975)
    Change in unrealized appreciation
      (depreciation) on investments..............       917,169      (1,932,600)     9,796,631    (14,152,176)
                                                   ------------   -------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations..................     3,682,582       3,379,047      8,734,979     (8,681,992)
                                                   ------------   -------------   ------------   ------------
  Distributions to shareholders from:
    Net investment income........................    (3,553,023)     (5,225,923)    (5,360,219)    (9,310,213)
    Realized gains on investments................            --         (85,724)            --     (3,543,113)
    Paid-in-capital..............................       (51,142)       (414,235)      (562,276)            --
                                                   ------------   -------------   ------------   ------------
                                                     (3,604,165)     (5,725,882)    (5,922,495)   (12,853,326)
                                                   ------------   -------------   ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares.............    14,552,138      76,304,336     14,725,909     41,885,272
    Net asset value of shares issued to
      shareholders in reinvestment of
      distributions..............................     2,996,842       4,661,299      2,401,402      8,517,268
                                                   ------------   -------------   ------------   ------------
                                                     17,548,980      80,965,635     17,127,311     50,402,540
    Cost of shares redeemed......................   (69,198,805)   (139,194,754)   (59,330,735)   (75,568,132)
                                                   ------------   -------------   ------------   ------------
      Decrease in net assets derived from capital
         share transactions......................   (51,649,825)    (58,229,119)   (42,203,424)   (25,165,592)
                                                   ------------   -------------   ------------   ------------
  Net decrease in net assets.....................   (51,571,408)    (60,575,954)   (39,390,940)   (46,700,910)
NET ASSETS:
  Beginning of year..............................   103,178,626     163,754,580    124,372,015    171,072,925
                                                   ------------   -------------   ------------   ------------
  End of year....................................  $ 51,607,218   $ 103,178,626   $ 84,981,075   $124,372,015
                                                   =============  ==============  =============  =============

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Notes to Financial Statements -- September 30, 1995

     1. The Asset Preservation Fund and The Government Income Fund, (together, the "Funds") are separately managed portfolios which comprise part of Pacifica Funds Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, consisting of ten portfolios at September 30, 1995. The Trust was organized as a Massachusetts business trust on July 17, 1984. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

          A. The Funds value investments at the last sales price on the securities exchange on which such securities are primarily traded. Over-the-counter securities or exchange traded securities for which there are no transactions, are valued at the current bid price. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. In the absence of market quotations, investments are valued at fair value as determined in good faith by, or at the direction of, the Trustees. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity at purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

          B. It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of their "investment company taxable income," as defined in the Code, and net capital gains, if any, to their shareholders. Therefore, no Federal income tax provision is required. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, each Fund intends not to be subject to a Federal excise tax.

          The Government Income Fund has an unused capital loss carryover of approximately $3,928,000 to be applied against future profits from sales of securities, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal year 1996. If not applied, the carryover will expire on September 30, 2003.

          C. The Funds declare dividends from taxable net investment income on each business day and pay such dividends within five business days after the end of each month. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gain for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

          To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, The Asset Preservation Fund credited distributions in excess of net investment income and charged paid-in-capital $62,355. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1994, distributions in excess of net investment income was credited and paid-in-capital was charged $428,330.

          To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, The Government Income Fund credited distributions in excess of net investment income and charged paid-in-capital $562,276.

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

          D. Costs incurred in connection with the original organization and initial registration of each Fund have been deferred and are amortized on a straight-line basis over the five year period beginning with each Fund's commencement of operations.

          E. Investment transactions are recorded on the trade date. Identified cost of investments sold is used to calculate realized gains and losses for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned.

          F. Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

     2. First Interstate Capital Management ("FICM") is the investment advisor to the Funds. FICM manages the investment and reinvestment of the assets of the Funds and continually reviews, supervises and administers the Funds' investments. FICM is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers or dealers selected by it in its discretion and for furnishing to the Board of Trustees, which has overall responsibility for the business affairs of the Trust, periodic reports on the performance of the Funds. As compensation for their advisory services, The Asset Preservation Fund and The Government Income Fund each pay FICM an annual fee payable monthly equal to .35% and .50%, respectively, of the Fund's average daily net assets.

     In addition, First Interstate Bank of California ("FICAL"), an affiliate of FICM, serves as Custodian for the Funds, for which FICAL receives a fee based upon net assets and certain transaction charges. For the year ended September 30, 1995 the Funds incurred the following amounts due to FICM and FICAL:

                                                                      THE           THE
                                                                     ASSET        GOVERNMENT
                                                                    PRESERVATION   INCOME
                                                                      FUND          FUND
                                                                    --------      --------
    Advisory fees..............................................     $251,732      $500,935
    Custodial fees.............................................       41,692        56,544
                                                                    --------      --------
                                                                    $293,424      $557,479
                                                                    ========      ========

     Furman Selz, Inc. ("Furman Selz") provides administrative services for the operation of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Trust's officers and trustees affiliated with Furman Selz. As compensation for their administrative services, each Fund pays Furman Selz an annual fee payable monthly equal to .20% of the Fund's average daily net assets.

     The Funds have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for payment by each Fund for actual expenses incurred. Such payments shall not exceed .50% of average net assets. Pacifica Funds Distributor, Inc., an affiliate of Furman Selz, acts as Distributor for the Trust.

     The Funds also retain Furman Selz to provide personnel and facilities to perform shareholder servicing, transfer agency related services and fund accounting. For the year ended September 30, 1995, Furman Selz earned the following fees from the Funds:

                                                                      THE           THE
                                                                     ASSET        GOVERNMENT
                                                                    PRESERVATION   INCOME
                                                                      FUND          FUND
                                                                    --------      --------
    Administrative fee.........................................     $143,847      $200,374
    Shareholder servicing and fund accounting fees.............       44,469        41,614
                                                                    --------      --------
                                                                    $188,316      $241,988
                                                                    ========      ========

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, FICM and Furman Selz will pay or reimburse the Fund to the extent of advisory and administrative fees. For the year ended September 30, 1995, the Funds did not exceed such limitation.

     For the year ended September 30, 1995, Furman Selz voluntarily waived administrative fees of $14,385 and $20,038 for The Asset Preservation Fund and The Government Income Fund, respectively.

     3. The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Trustees. It is the policy of the Funds to receive and maintain securities as collateral whose market value, including accrued interest, will be at least 100% of the dollar amount invested by that Fund in each agreement, and that Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     4. The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended September 30, 1995, were as follows:


                                                CORPORATE NOTES AND         U.S. GOVERNMENT
                                                       BONDS                  OBLIGATIONS
                                              -----------------------   -----------------------
                                                            PROCEEDS                  PROCEEDS
                                               COST OF        FROM       COST OF        FROM
                                              SECURITIES   SECURITIES   SECURITIES   SECURITIES
                                              PURCHASED       SOLD      PURCHASED       SOLD
                                              ----------   ----------   ----------   ----------
        The Asset Preservation Fund.........  $16,614,555  $56,186,890  $13,681,584  $12,049,891
        The Government Income Fund..........    9,899,370   26,139,048   58,785,043   80,055,126

     5. Unrealized appreciation/depreciation at September 30, 1995, based on cost of securities for Federal income tax purposes, is as follows:

                                                         GROSS         GROSS          NET
                                                       UNREALIZED    UNREALIZED    UNREALIZED
                                                       APPRECIATION  DEPRECIATION  APPRECIATION
                                                       ----------    ---------     ----------
        The Asset Preservation Fund..................  $  162,722    $(154,871)    $    7,851
        The Government Income Fund...................   1,470,809     (288,386)     1,182,423

     6. Transactions in shares of beneficial interest for the year ended September 30, 1995, were as follows:

                                                   SHARES       SHARES       SHARES          NET
                                                    SOLD      REINVESTED   REPURCHASED    DECREASE
                                                  ---------   ----------   -----------   -----------
        The Asset Preservation Fund.............. 1,453,118     298,957    (6,914,010)   (5,161,935)
        The Government Income Fund............... 1,558,299     251,419    (6,240,968)   (4,431,250)

P  A  C  I  F  I  C  A
Financial Highlights
For a share outstanding throughout each period

                                                                                THE ASSET PRESERVATION FUND
                                                                   ------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                   ------------------------------------------------------
                                                                    1995        1994        1993        1992       1991
                                                                   -------    --------    --------    --------    -------
Net Asset Value, Beginning of Year..............................   $ 10.04    $  10.21    $  10.32    $  10.17    $  9.99
                                                                   -------    --------    --------    --------    -------
Income from Investment Operations:
  Net investment income*........................................      0.50        0.40        0.47        0.57       0.72
  Net gain (loss) on securities (both realized and
    unrealized)*................................................      0.04       (0.13)      (0.10)       0.15       0.18
                                                                   -------    --------    --------    --------    -------
  Total from Investment Operations..............................      0.54        0.27        0.37        0.72       0.90
                                                                   -------    --------    --------    --------    -------
Less Distributions:
  Dividends from net investment income..........................     (0.49)      (0.40)      (0.47)      (0.57)     (0.72)
  Distributions from capital gains..............................        --       (0.01)      (0.01)         --         --
  Distributions from paid-in-capital............................     (0.01)      (0.03)         --          --         --
                                                                   -------    --------    --------    --------    -------
  Total Distributions...........................................     (0.50)      (0.44)      (0.48)      (0.57)     (0.72)
                                                                   -------    --------    --------    --------    -------
Net Asset Value, End of Year....................................   $ 10.08    $  10.04    $  10.21    $  10.32    $ 10.17
                                                                   ========   =========   =========   =========   ========
Total Return (not reflecting sales load)........................      5.56%       2.74%       3.68%       7.30%      9.29%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands)........................   $51,607    $103,179    $163,755    $160,083    $73,412
  Ratio of Expenses to Average Net Assets.......................      0.94%       0.84%       0.80%       0.75%      0.62%
  Effect of Waivers on above Ratio..............................      0.02%       0.02%       0.03%       0.01%      0.24%
  Ratio of Net Investment Income to Average Net Assets..........      5.03%       3.92%       4.64%       5.52%      6.90%
  Portfolio Turnover Rate.......................................        52%         32%         49%         21%        30%

                                                                                 THE GOVERNMENT INCOME FUND
                                                                   ------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                   ------------------------------------------------------
                                                                    1995        1994        1993        1992       1991
                                                                   -------    --------    --------    --------    -------
Net Asset Value, Beginning of Year..............................   $  9.51    $  10.87    $  10.76    $  10.44    $  9.91
                                                                   -------    --------    --------    --------    -------
Income from Investment Operations:
  Net investment income*........................................      0.57        0.57        0.71        0.76       0.81
  Net gain (loss) on securities (both realized and
    unrealized)*................................................      0.32       (1.11)       0.17        0.33       0.53
                                                                   -------    --------    --------    --------    -------
  Total from Investment Operations..............................      0.89       (0.54)       0.88        1.09       1.34
                                                                   -------    --------    --------    --------    -------
Less Distributions:
  Dividends from net investment income..........................     (0.52)      (0.59)      (0.71)      (0.76)     (0.81)
  Distributions from capital gains..............................        --       (0.23)      (0.06)      (0.01)        --
  Distributions from paid-in-capital............................     (0.05)         --          --          --         --
                                                                   -------    --------    --------    --------    -------
  Total Distributions...........................................     (0.57)      (0.82)      (0.77)      (0.77)     (0.81)
                                                                   -------    --------    --------    --------    -------
Net Asset Value, End of Year....................................   $  9.83    $   9.51    $  10.87    $  10.76    $ 10.44
                                                                   ========   =========   =========   =========   ========
Total Return (not reflecting sales load)........................      9.63%      (5.20)%      8.17%      10.77%     14.06%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands)........................   $84,981    $124,372    $171,073    $138,150    $76,711
  Ratio of Expenses to Average Net Assets.......................      0.99%       0.94%       0.85%       0.79%      0.54%
  Effect of Waivers on above Ratio..............................      0.02%       0.02%       0.09%       0.12%      0.44%
  Ratio of Net Investment Income to Average Net Assets..........      5.92%       5.88%       6.49%       7.11%      7.97%
  Portfolio Turnover Rate.......................................        72%         55%         52%         22%         7%

---------------
* Per share data based upon average monthly shares outstanding.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Pacifica Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Asset Preservation Fund and The Government Income Fund (two of the portfolios comprising Pacifica Funds Trust) as of September 30, 1995, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 1994 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated November 22, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of The Asset Preservation Fund and The Government Income Fund at September 30, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP
                                                ---------------------

New York, New York
November 15, 1995

TAX STATUS OF DIVIDENDS PAID (UNAUDITED)

     The following table represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended September 30, 1995. Certain portions of this information were previously reported to you on Form 1099 at the close of calendar 1994. This information is presented in order to comply with regulatory requirements and requires no current action on your part.

                                                                                                 % OF INCOME
                                                                                                   DERIVED
                                                                                               FROM GOVERNMENT
                                                LONG TERM                       % OF INCOME    SECURITIES HELD
                                              CAPITAL GAINS        INCOME       DERIVED FROM     SUBJECT TO
                                              DIVIDENDS PAID     DIVIDENDS       GOVERNMENT      REPURCHASE
                                                PER SHARE      PAID PER SHARE    SECURITIES      AGREEMENTS
                                              --------------   --------------   ------------   ---------------
The Asset Preservation Fund..................    $ 0.0000         $ 0.5042           29.0%            4.9%
The Government Income Fund...................      0.0000           0.5656           51.8%            3.4%

     Additionally, none of the dividends and distributions paid by the Funds qualify for the dividends received deduction available to corporations.

P  A  C  I  F  I  C  A
BOARD OF TRUSTEES

JOSEPH N. HANKIN*+                 President, Westchester Community College
RICHARD A. WEDEMEYER*              Vice President, Performance Advantage, Inc.
JOHN E. HEILMANN*                  Former Chairman, Distillers Somerset, Inc.
DENNIS W. DRAPER                   Associate Professor of Finance, University of Southern
                                   California
JACK D. HENDERSON, ESQ.            Partner in Clanahan, Tanner, Downing & Knowlton, P.C.
                                   * Member of Audit Committee
                                   + Member of Nominating Committee
---------------------------------------------------------------------------------------------
OFFICERS
MICHAEL C. PETRYCKI                President
STEVEN D. BLECHER                  Executive Vice President
JOAN V. FIORE                      Vice President & Secretary
JOHN J. PILEGGI                    Vice President & Treasurer
DONALD E. BROSTROM                 Assistant Treasurer

                                      LOGO

                             P  A  C  I  F  I  C  A
INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz Incorporated
230 Park Avenue
New York, New York 10017

DISTRIBUTOR
Pacifica Funds Distributor, Inc.
230 Park Avenue
New York, New York 10017

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

This report is for the information of the shareholders of the Pacifica Family of Mutual Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.
                                      LOGO

                             P  A  C  I  F  I  C  A

                                  A FAMILY OF
                                  MUTUAL FUNDS
                          The Asset Preservation Fund
                                      And
                             The Government Income
                                      Fund
                                 Annual Report
                               September 30, 1995
                               Investment Advisor
                                FIRST INTERSTATE
                            CAPITAL MANAGEMENT, INC.

[LOGO]    P A C I F I C A
--------------------------------------------------------------------------------
                                                               November 10, 1995
Dear Shareholder:

We are pleased to present the September 30, 1995 annual report for the Pacifica Short Term California Tax-Free Fund and California Tax-Free Fund, which includes audited financial statements.

Pacifica Funds are designed to meet the varied investment needs of individuals and institutions. They are managed by First Interstate Capital Management, Inc., a subsidiary of First Interstate Bancorp.

ECONOMIC AND INVESTMENT MARKET COMMENT

Over the past few months, investors have closely watched economic numbers, trying to determine whether the Federal Reserve has successfully calibrated growth in the U.S. economy to a targeted rate of 1.5% to 2.5%. The capital markets have been choppy as investors have watched crosscurrents, including: 1) the Fed tightening during most of 1994 and early 1995, which will probably continue to have a lagged impact over the next few months; 2) the June easing and positioning of the Fed for the presidential election in 1996; and 3) Congressional action on taxes and deficit reduction, which will have to be studied for its impact on fiscal policy. In addition, the weaknesses showing up in major sectors of the global economy have had a slowing impact on the U.S. economy as well.

As we review the various sectors of the U.S. economy, we are seeing developments that are typical of a later cycle economy. Consumer credit has been rising at a rate of 8%-15% over the last 18 months, bringing some measures of consumer debt to record high levels. While consumer debt service payments are not yet at extreme levels due to longer payment cycles, we do believe the high debt levels are likely to slow consumption from the 3%-3.5% level we have seen for the past two quarters. We have also seen some inventory buildup in the consumer sector, with non-auto durables showing the sharpest increase in the third quarter, rising 8.9%

Residential investment has rebounded recently, helped by lower mortgage rates. In the third quarter, this sector grew at a 10.9% rate. Capital spending, while slowing from its torrid growth rate of 21.5% in the first quarter to 8.3% in the third quarter, remains one of the stronger parts of our economy, stimulated by low interest rates, a low dollar, and the strong competitive position of the U.S. economy.

Government spending grew at a 3.1% rate in the most recent quarter, but we look for government spending to be fairly flat going forward. Once the President and Congress conclude their work on tax and deficit reduction bills, investors will have a clearer picture of government spending plans.

Exports came in stronger than expected in the third quarter due to large shipments of aircraft. Export demand is currently buffeted by two countervailing forces: First, the global economy is fairly weak, led by problems in Japan and Mexico. Second, our weak dollar should be positively impacting export demand for as long as the next 18 months, through what is known as the J-curve Effect.

We are looking for GDP growth to average between 2% and 2.5% over the next four quarters. That would represent a slowing from the third quarter's pace of 4.2%. Any unforeseen shock that would undermine consumer confidence poses the biggest risk to that forecast. However, inflation seems well under control, with the CPI running at a 2.5% rate over the past twelve months. The GDP deflator for the third quarter was recently reported at .6%. But, we are seeing price pressures in the agriculture area. Corn and soybean prices are up sharply in the past few months. The CRB Commodity Index, which is heavily weighted in agricultural products, has risen from 233 this summer to 244 currently.

Since the beginning of the year, a powerful rally in the bond market has propelled bond prices higher. Yields on U.S. Treasury notes and bonds have declined by 1 1/2% to 2%. As a result, the bond market's September year-to-date total return (increase in principal value plus interest income), as measured by the Lehman Brothers Aggregate Index, stands at 13.6%. This impressive gain comes on the heels of a 2.9% loss in 1994, which was the worst year for bonds since the Great Depression.

In the short term, political events could create some uncertainty for interest rates. Congress must pass a debt ceiling increase and a credible plan to balance the federal budget. However, the long-term outlook for the bond market appears to be positive. Year over year inflation has declined and most forward looking inflation indicators point to declining price pressures.

The U.S. stock market has been very strong this year, with the S&P 500 delivering a total return of 29.8% through the first three quarters of 1995. Factors which have contributed to this strong performance include: a twenty year high in profit margins for U.S. industrials reached in the second quarter and a significant decline in interest rates as the U.S. economy has softened.

Profitability has soared this year with the profit margins for the S&P Industrials reaching a 20 year high of 5.8%. Helped by a strong economy, a currency tailwind and strong cost cutting from highly leverage industries, earnings for the Dow Jones Industrials and the S&P Industrials grew at a 45% and 30% rate respectively for the second quarter. However, earnings momentum appears to have peaked. With a slower U.S. and global economy, currency drag from a stronger U.S. dollar and fewer opportunities for cost cutting, earnings momentum appears to be stalling. We are having to become more selective and focus on those companies that can produce 12% or better earnings growth in an environment where the average company is growing 4%-8%.

Over the coming months, the capital markets should continue to be positive for investment, although it's hard to envision a repeat of this year's stellar markets. Nothing appears to be disruptive for the bond markets, which would unsettle stocks. Finally, there continues to be a sizeable flow of investment dollars into the markets as the result of increased savings for retirement.

Pacifica Funds can be an important investment alternative for you. Please call us at (800) 662-8417 if you would like additional information.


                                       /s/ MICHAEL C. PETRYCKI
                                       -------------------------
                                       Michael C. Petrycki
                                       President

PACIFICA CALIFORNIA TAX-FREE FUNDS

The credit picture in California cleared up somewhat during the past quarter. Governor Wilson signed his approval of the consensus recovery plan for Orange County. The revised plan diverts revenues from local governments and agencies to the county for the next 15 years, allowing general creditors and noteholders to be repaid, and carrying the county out of bankruptcy. Approval by participants in the Orange County Investment Pool is required, but it is expected to pass.

The state's economy showed more signs of an upturn. Job growth was expected to come in at 2.3% for the year. Home prices were predicted to show the first increase since 1990, but probably not until 1996. Moody's affirmed the state's A1 rating, ending a series of downgrades, and shoring up confidence in the state's fragile recovery.

Throughout the course of the past year, the Funds continued to invest primarily in good quality, user supported revenue bonds issued for essential purposes. Demand for short-term municipals rose sharply during the third quarter, providing an opportunity for the Funds to receive firm prices for these securities, and to reinvest proceeds in longer-term issues with substantially higher yields.

For the past year, the Pacifica California Tax-Free Fund had a total return of 9.82%. The Pacifica Short Term California Tax-Free Fund posted a return of 6.13%. These returns represent a strong turnaround from 1994, when most bond funds recorded negative total returns.

PACIFICA SHORT TERM CALIFORNIA TAX-FREE FUND

PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 1995

NET ASSETS $19,094,791

The PACIFICA SHORT TERM CALIFORNIA TAX-FREE FUND is designed for the more conservative tax-free investor who seeks high after tax income and low share price volatility. This Fund provides investors with income that is exempt from both federal and California state income taxes.* The average maturity of the Fund's issues is not to exceed three years, significantly reducing the share price fluctuation inherent in higher yielding, longer-term bond funds.

[FIGURE 1]

VALUE OF $10,000 INVESTMENT (Invested Jan. 20, 1993)
---------------------------------------------------------------------------------------------------------
                    Pacifica Short Term
                    California Tax-Free  Lehman Bros. 3 Year
                          Fund             Muni Bond Index
1/20/93                  10000              10000
3/93                     10063              10127
6/93                     10235              10279
9/93                     10369              10425
12/93                    10488              10544
3/94                     10326              10402
6/94                     10484              10516
9/94                     10570              10614
12/94                    10733              10615
3/95                     11096              10913
6/95                     11264              11144
9/95                     11477              11383

------------------------------------------
  30-DAY YIELD
  4.02%

  SEC YIELD
  3.78%

  TAXABLE EQUIVALENT YIELD
  Combined Tax Rate of 46.24%
  7.48%

  --------------------------------------------
  WEIGHTED AVERAGE MATURITY
  2.2 Years

--------------------------------------------------------------------------------

*A portion of the income from this Fund may be subject to the Federal Alternative Minimum Tax (AMT).

The 30-day yield is the income distribution rate for a period, divided by the period-end NAV.

The SEC yield is an attempt to show the yield a shareholder would earn if the shareholder invests today. It is current income on a yield to maturity basis, minus expenses for the period, divided by average shares eligible for dividends during a 30 day period, times the period-end maximum offering price.

PACIFICA CALIFORNIA TAX-FREE FUND

PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 1995

NET ASSETS $161,342,948

The PACIFICA CALIFORNIA TAX-FREE FUND provides investors with income exempt from both federal and state income taxes by investing in California Municipal Bonds.* The Fund maintains a high quality rating, presently averaging AA. The average maturity of the Fund's issues is not to exceed 15 years. By selecting shorter maturities than many tax-free funds, the impact of interest rate fluctuations is minimized. Risk is further reduced through geographic and issue-type diversification among numerous California issues.

[FIGURE 2]

VALUE OF $10,000 INVESTMENT (Invested July 2, 1990)
---------------------------------------------------------------------------------------------------------
                                           Pacifica California    Lehman Bros.
                      Pacifica California    Tax-Free Fund      15 Year Muni Bond
                        Tax-Free Fund      with 4.500% load          Index
7/2/90                      10000               9550              10000
9/90                        10045               9593               9982
12/90                       10518              10045              10428
3/91                        10750              10266              10648
6/91                        10944              10452              10881
9/91                        11359              10848              11315
12/91                       11653              11129              11675
3/92                        11669              11144              11754
6/92                        12076              11533              12198
9/92                        12341              11786              12552
12/92                       12598              12031              12845
3/93                        13029              12443              13405
6/93                        13468              12862              13885
9/93                        13862              13238              14435
12/93                       14108              13471              14663
3/94                        13257              12660              13725
6/94                        13351              12750              13920
9/94                        13445              12840              14002
12/94                       13216              12628              14240
3/95                        14120              13491              15395
6/95                        14377              13738              15754
9/95                        14766              14110              16291

------------------------------------------
  30-DAY YIELD
  4.96%

  SEC YIELD
  4.48%

  TAXABLE EQUIVALENT YIELD
  Combined Tax Rate of 46.24%
  9.23%

  --------------------------------------------
  WEIGHTED AVERAGE MATURITY
  7.52 Years

--------------------------------------------------------------------------------
*A portion of the income from this Fund may be subject to the Federal Alternative Minimum Tax (AMT).

The 30-day yield is the income distribution rate for period, divided by period-end NAV.

The SEC yield is an attempt to show the yield a shareholder would earn if the shareholder invests today. It is current income on a yield to maturity basis, minus expenses for the period, divided by average shares eligible for dividends during the 30 day period, times the period-end maximum offering price.

P  A  C  I  F  I  C  A
THE SHORT TERM CALIFORNIA TAX-FREE FUND
Portfolio of Investments -- September 30, 1995

   CREDIT                                                                    PRINCIPAL
  RATING**                                                                     AMOUNT         COST           VALUE
------------                                                                 ----------    -----------    -----------
               MUNICIPAL OBLIGATIONS -- 94.02%
Baa/NR         California Educational Facilities Authority Revenue
                 Pooled College & University Financing, Series B
                 5.100%, 06/01/1998.......................................   $1,000,000    $   993,620    $ 1,007,621
NR/A           California Health Facilities Financing, Insured, Episcopal
                 Homes
                 7.200%, 07/01/1999 (Insured; CMI)........................    1,000,000      1,018,754      1,027,529
NR/A           California Health Facilities Financing, Mercy Senior
                 Housing,
                 Series A, 7.400%, 12/01/2000.............................      365,000        399,821        406,876
A/NR           California Health Facilities Financing, St. Francis
                 Memorial Hospital, Series A, 4.625%, 11/01/1996..........    1,000,000      1,005,920      1,004,496
A/A-           California State Public Works Board, Lease Rev., Dept. of
                 Corrections State Prison, Series A, 7.200%, 11/01/1998...      750,000        780,118        788,166
NR/A-          California State Public Works Board, Lease Rev.,
                 State Prison -- Corcoran, Series A, 7.000%, 09/01/1998...      500,000        516,975        523,022
Aaa/AAA        Los Angeles California, Series A, 5.000%, 09/01/2023.......    1,500,000      1,500,000      1,518,533
NR/A-          Los Angeles Community Redevelopment Agency, Tax Allocation,
                 Cent. Bus. Dist., Series G, 6.100%, 07/01/1996...........    1,000,000      1,008,195      1,014,056
A/NR           Los Angeles COPS, 7.300%, 10/01/1996.......................    1,000,000      1,022,812      1,032,405
Aa/AA          Los Angeles Dept. of Water & Power, Waterworks Revenue
                 7.100%, 08/01/2002.......................................      750,000        800,349        813,234
Aaa/AAA        Oakland, California Rev. Refunding Series A
                 7.000%, 08/01/1998 (Insured; FGIC).......................      500,000        534,782        537,477
NR/NR          Pleasanton Joint Powers Financing Authority Revenue
                 Series B, 5.625%, 09/02/1997.............................    1,465,000      1,461,045      1,493,252
A/A-           Sacramento MUD Electric Revenue
                 Series W, 7.500%, 08/15/1999.............................      500,000        542,576        549,113
A/A            San Diego COPS, Childrens Center Project
                 4.750%, 10/01/1996.......................................      575,000        575,671        578,700
A1/NR          San Diego, COPS, 6.600%, 12/01/2001........................      500,000        530,803        536,437
               San Francisco, California City & County Redevelopment
                 Agency Lease Rev., George R. Moscone Convention Center
A/A-             7.250%, 07/01/1997.......................................    1,000,000      1,050,240      1,048,930
A/A-             7.400%, 07/01/1998.......................................    1,250,000      1,337,344      1,343,173
Baa1/NR        Solano County COPS, Justice Facility & Public Building
                 4.850%, 10/01/1998.......................................    1,980,000      1,965,812      1,989,330
NR/NR          University of California COPS, San Diego Medical Center
                 5.920%, 03/15/2000.......................................      715,307        722,676        740,337
                                                                                           -----------    -----------
               TOTAL MUNICIPAL OBLIGATIONS................................                  17,767,513     17,952,687
                                                                                           -----------    -----------
               FLOATING RATE MUNICIPAL DEMAND NOTES+ -- 4.19%
VMIG1/A-1+     California Health -- St. Francis Hosp.
                 4.350%, 10/02/1995.......................................      200,000        200,000        200,000
VMIG1/A-1+     California PCR -- Edison B
                 4.350%, 10/02/1995.......................................      200,000        200,000        200,000
VMIG1/A-1+     California PCR -- Shell Oil Co. A
                 4.300%, 10/02/1995.......................................      100,000        100,000        100,000
VMIG1/A-1+     California PCR -- Shell Oil Co. B
                 4.300%, 10/02/1995.......................................      300,000        300,000        300,000
                                                                                           -----------    -----------
               TOTAL FLOATING RATE MUNICIPAL DEMAND NOTES..............................        800,000        800,000
                                                                                           -----------    -----------
               TOTAL INVESTMENTS -- 98.21%.............................................    $18,567,513*    18,752,687
                                                                                           ===========
               OTHER ASSETS LESS LIABILITIES -- 1.79%..................................                       342,104
                                                                                                          -----------
               NET ASSETS -- 100.00%...................................................                   $19,094,791
                                                                                                          ===========

* The cost of securities is substantially the same for Federal income tax purposes.

**,+ See Footnotes to Portfolios of Investments.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE CALIFORNIA TAX-FREE FUND
Portfolio of Investments -- September 30, 1995

   CREDIT                                                          PRINCIPAL
 RATINGS**                                                           AMOUNT          COST          VALUE
------------                                                      ------------   ------------   ------------
            MUNICIPAL OBLIGATIONS -- 98.15%
A/A         Alameda County California -- Capital Projects
              6.250%, 06/01/2006...............................   $  2,000,000   $  2,033,008   $  2,065,964
            California Educational Facilities Authority
              Revenue
Aa/AA         Pomona College, 6.000%, 2/15/2017................      3,200,000      3,135,788      3,226,966
Baa/NR        Pooled College & University Financing -- Series B
              6.125%, 06/01/2009...............................      2,000,000      1,980,000      1,977,928
Aa/AA         University of Southern California Project, Series B
              6.750%, 10/01/2015...............................      1,380,000      1,388,942      1,491,944
            California Health Facilities Financing
NR/A          Episcopal Homes, 7.300%, 07/01/2000 (Insured;
                CMI)...........................................      1,000,000      1,019,004      1,027,489
Aaa/AAA       San Diego Hospital Assn., Series A,
              6.200%, 08/01/2012...............................      4,000,000      3,950,668      4,084,104
Aaa/AAA       Scripps Memorial Hospital, Series A,
              6.400%, 10/01/2012...............................      2,000,000      1,988,607      2,084,676
A/NR          Scripps Research Inst., Series A,
              6.625%, 07/01/2014...............................      2,000,000      1,994,431      2,098,612
aa/NR       California Special Districts Finance Authority
              COPS, Series A,
              8.500%, 07/01/2018...............................        500,000        521,410        543,863
Aa/AA       California State Department Water Residential
              Central Valley Project Revenue, Series J,
              6.000%, 12/01/2007...............................      5,000,000      4,936,019      5,338,370
A1/A        California State Franchise Tax Board COPS,
              6.900%, 10/01/2006...............................      1,000,000        973,870      1,075,535
            California State General Obligation
A1/A          6.800%, 11/01/2001...............................      1,000,000      1,045,768      1,111,703
Aa/A+         7.000% 03/01/2003................................      1,000,000      1,001,187      1,130,632
Aa/A+         6.700%, 02/01/2004...............................      1,000,000      1,009,386      1,116,123
Aaa/AAA       5.750%, 03/01/2015 (Insured; AMBAC)..............      3,000,000      2,881,445      2,948,220
            California State Public Works Board
A1/A          Community Colleges, Series A, 6.625%,
                09/01/2007.....................................      2,000,000      1,975,740      2,148,174
Aaa/AAA       Lease Rev. Dept. of Corrections, Series A
              6.400%, 11/01/2010 (Insured; MBIA)...............      3,000,000      2,971,360      3,211,449
Aaa/AAA     Central Coast Water Authority State Water Project
              Regulated Facilities, 6.350%, 10/01/2007
              (Insured; AMBAC).................................      4,090,000      4,090,000      4,435,384
Aaa/AAA     Chino Basin California Municipal Water District
              6.000%, 08/01/2016 (Insured; AMBAC)..............      1,800,000      1,762,252      1,808,368
            Contra Costa County COPS
Aaa/AAA       7.700%, 06/01/2002 (Insured; AMBAC)..............      1,000,000      1,086,568      1,128,096
Aaa/AAA       7.750%, 06/01/2003 (Insured; AMBAC)..............      1,000,000      1,086,729      1,131,599
A1/A+       Contra Costa Transportation Authority Sales Tax
              Revenue, Series A, 6.500%, 03/01/2009............      2,000,000      1,967,395      2,201,990
            Contra Costa Water Authority Water Treatment
              Revenue, Series A
Aaa/AAA       5.700%, 10/01/2012 (Insured; FGIC)...............      2,505,000      2,485,484      2,478,134
Aaa/AAA       6.000%, 10/01/2013 (Insured; FGIC)...............      3,240,000      3,190,720      3,264,621
Aa/AA-      East Bay Municipal Utilities
              6.000%, 06/01/2012 (Insured; Secondary FGIC).....      5,000,000      4,767,382      5,053,345

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE CALIFORNIA TAX-FREE FUND
Portfolio of Investments (continued) -- September 30, 1995

   CREDIT                                                          PRINCIPAL
 RATINGS**                                                           AMOUNT          COST          VALUE
------------                                                      ------------   ------------   ------------
              MUNICIPAL OBLIGATIONS (CONTINUED)
Aa/AA-        East Bay Regional Park District, Series B
                6.375%, 09/01/2011.............................   $  2,025,000   $  2,014,538   $  2,118,454
Aaa/AAA       Encina Joint Power Authority, Wastewater Rev.,
                6.650%, 08/01/2002 (Insured; AMBAC)............      1,000,000      1,038,245      1,093,294
Aaa/AAA       Fresno California Water System Revenue
                6.000%, 06/01/2016 (Insured; FGIC).............      3,000,000      2,961,036      3,013,779
              Long Beach Water Revenue District
Aa/AA           6.000%, 05/01/2014.............................      2,000,000      1,987,942      2,024,882
Aa/AA           6.125%, 05/01/2019.............................      1,000,000        993,895      1,010,019
Aaa/AAA       Long Beach California Financing Authority Revenue
                6.000%, 11/01/2008 (Insured; AMBAC)............      3,000,000      2,992,854      3,196,257
A1/A+         Los Angeles Adult and Juvenile Detention Center
                7.500%, 06/01/2001.............................      1,000,000      1,071,420      1,141,645
Aa/AA-        Los Angeles Airport Revenue Refunding
                Series C, 7.000%, 05/01/2005...................      1,500,000      1,563,509      1,598,871
A1/AA         Los Angeles California, Solid Waste
                6.500%, 11/01/1998.............................      2,000,000      2,051,601      2,121,156
              Los Angeles County COPS, Correctional Facs.
                Project
Aaa/AAA         6.500%, 09/01/2013.............................      1,000,000      1,016,739      1,042,855
A1/A            7.000%, 03/01/2004.............................      1,000,000        991,220      1,082,464
A1/A          Los Angeles County Harbor Revenue
                6.400%, 08/01/2015.............................      2,145,000      2,133,086      2,234,320
Aa/AA         Los Angeles Department of Water and Power
                Waterworks Revenue 5.700%, 09/01/2011..........      2,945,000      2,821,045      2,947,904
A1/A+         Los Angeles Met Transportation Authority STR
                Series A, 6.250%, 07/01/2016...................      2,250,000      2,224,140      2,258,120
A/A-          Los Angeles Unified School District
                Dr. Francisco Bravo Medical COPS
                6.600%, 06/01/2005.............................      2,000,000      1,995,000      2,169,020
              Los Angeles Wastewater System Revenue
A1/A            6.650%, 08/01/2003.............................      1,000,000        970,460      1,078,985
A1/A            Series A, 6.900%, 02/01/2004...................      1,000,000        982,500      1,110,890
Aaa/AAA         Series B, 6.250%, 06/01/2012 (Insured; AMBAC)..      4,000,000      3,967,012      4,123,668
              Metropolitan Water District Southern California
                Waterworks Revenue
Aa/AA+          6.625%, 07/01/2006.............................      3,000,000      2,971,486      3,302,778
Aa/AA+          Series A, 5.750%, 07/01/2013...................      8,000,000      7,911,759      7,972,760
Aaa/AAA         Series A, 5.750%, 07/01/2015...................      2,000,000      1,960,253      1,988,126
Aaa/AAA       Murrieta Valley California University School
                District
                Series B, 6.250%, 09/01/2011...................      1,000,000      1,012,285      1,035,259
              Northern California CA-OR Transmission Project
                Revenue
Aaa/AAA         Series A, 6.200%, 05/01/2004 (Insured; AMBAC)..      1,340,000      1,340,000      1,465,234
Aaa/AAA         Series A, 6.300%, 05/01/2005 (Insured; AMBAC)..      1,000,000      1,000,000      1,096,072
Aa/AA         Orange County Local Transportation Authority
                Sales Tax Revenue 6.000%, 02/15/2008 (Insured;
                Secondary MBIA)................................      6,000,000      6,032,170      6,244,440

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE CALIFORNIA TAX-FREE FUND
Portfolio of Investments (continued) -- September 30, 1995

   CREDIT                                                          PRINCIPAL
 RATINGS**                                                           AMOUNT          COST          VALUE
------------                                                      ------------   ------------   ------------
              MUNICIPAL OBLIGATIONS (CONTINUED)
NR/A          Richmond Joint Powers Financing Authority
                Revenue, Series B
                7.250%, 05/15/2013.............................   $    700,000   $    698,441   $    752,247
              Sacramento MUD Electric Revenue
A/A-            Series V, 7.600%, 08/15/2000...................      1,000,000      1,070,262      1,096,619
Aaa/AAA         Series A, 6.250%, 08/15/2010 (Insured; AMBAC)..      2,500,000      2,473,274      2,665,003
NR/AAA        Sub-Refunding, 8.000%, 11/15/2010................        205,000        205,000        206,103
              San Diego County Water Authority Revenue COPS,
                Series A
Aa/AA-          6.375%, 05/01/2006.............................      1,500,000      1,574,128      1,614,946
Aa/AA-          6.400%, 05/01/2008.............................      4,400,000      4,359,913      4,732,380
A1/NR         San Diego Metropolitan Transportation Development
                Board Authority COPS
                6.700%, 12/01/2002.............................      1,000,000        992,625      1,067,526
Aaa/AA+       San Diego Public Safety Communication Project
                6.500%, 07/15/2007.............................      1,000,000        987,470      1,105,069
              San Francisco City and County Airport Community
                International Airport Revenue
Aaa/AAA         6.200%, 05/01/2007 (Insured; AMBAC)............      1,000,000        969,710      1,075,201
Aaa/AAA         6.300%, 05/01/2011 (Insured; AMBAC)............      2,085,000      2,069,720      2,174,651
A/A-          San Francisco City and County Redevelopment
                Agency Lease Revenue George P. Moscone
                Convention Center
                7.500%, 07/01/1999.............................      1,000,000      1,006,370      1,095,072
              San Francisco City and County Public Utilities
                Community Water Revenue, Series A
Aa/AA           6.400%, 11/01/2007.............................      5,500,000      5,454,019      5,966,703
Aa/AA           6.750%, 11/01/2010.............................      2,000,000      2,009,234      2,162,982
Aaa/AAA       San Francisco City and County Sewer Revenue
                Refunding
                6.000%, 10/01/2011 (Insured; AMBAC)............      4,500,000      4,428,725      4,597,227
Aaa/AAA       Santa Clara County California
                Financing -- Authority Lease Revenue Project A,
                6.875%, 11/15/2014 (Insured; AMBAC)............      2,250,000      2,208,880      2,472,230
              Southern California Public Power Authority
A/A             7.000%, 07/01/2004.............................      2,000,000      2,036,739      2,182,846
A/A             6.750%, 07/01/2011.............................      1,000,000        956,060      1,077,752
              University of California Revenue
A-/A            Series B, 6.100%, 09/01/2010...................      1,000,000        992,556      1,004,370
A-/A            Series B, 6.300%, 09/01/2013...................      2,000,000      1,984,170      2,002,004

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE CALIFORNIA TAX-FREE FUND
Portfolio of Investments (continued) -- September 30, 1995

   CREDIT                                                          PRINCIPAL
 RATINGS**                                                           AMOUNT          COST          VALUE
------------                                                      ------------   ------------   ------------
              MUNICIPAL OBLIGATIONS (CONTINUED)
A1/A+         Ventura County California
                5.750%, 12/01/2006.............................   $  2,000,000   $  1,959,554   $  2,008,990
Aaa/AAA       Yucaipa Park School Facilities Financing
                Authority
                6.900%, 10/01/2017 (Insured; MBIA).............        580,000        564,885        648,223
                                                                                 ------------   ------------
              TOTAL MUNICIPAL OBLIGATIONS.....................................    150,249,093    158,362,685
                                                                                 ------------   ------------
              FLOATING RATE MUNICIPAL DEMAND NOTES+ -- 0.31%
VMIG1/Aa3     California Health Facilities -- St. Francis
                Memorial Hospital Series B 4.350%,
                10/02/1995.....................................        100,000        100,000        100,000
VMIG1/A2      California PCR -- Shell Oil Company Project A,
                4.300%, 10/02/1995.............................        200,000        200,000        200,000
VMIG1/A2      California PCR -- Shell Oil Company Project B,
                4.300%, 10/02/1995.............................        100,000        100,000        100,000
VMIG1/A2      California PCR -- Southern California Edison,
                Series A,
                4.350%, 10/02/1995.............................        100,000        100,000        100,000
                                                                                 ------------   ------------
              TOTAL FLOATING RATE MUNICIPAL DEMAND NOTES+.....................        500,000        500,000
                                                                                 ------------   ------------
              TOTAL INVESTMENTS -- 98.46%.....................................   $150,749,093*   158,862,685
                                                                                 =============
              OTHER ASSETS LESS LIABILITIES -- 1.54%..........................                     2,480,263
                                                                                                ------------
              NET ASSETS -- 100.00%...........................................                  $161,342,948
                                                                                                =============

* The cost of securities is substantially the same for Federal income tax purposes.

**,+ See Footnotes to Portfolios of Investments.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Footnotes to Portfolios of Investments
September 30, 1995

** CREDIT RATINGS GIVEN BY RATING AGENCIES ARE EXPLAINED BELOW; CREDIT RATINGS ARE UNAUDITED.

MOODY'S
INVESTORS   STANDARD & POOR'S
SERVICE           CORP.
-----             -----
VMIG1             A1            Short-term instruments of the highest quality.
 Aaa             AAA            Instrument judged to be of the highest quality and carrying the smallest amount of investment risk.
 Aa               AA            Instrument judged to be of high quality by all standards.
  A               A             Instrument judged to have adequate security of interest and principal but certain protective elements may be lacking.
 Baa             BBB            Instrument judged to have adequate capacity to pay interest and repay principal.
 NR               NR            Not Rated. In the opinion of the Investment Advisor,
                                  instrument judged to be of comparable investment quality to rated securities which may be purchased by the Funds.

Items which possess the strongest investment attributes of their category are given that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

 + FLOATING RATE MUNICIPAL DEMAND NOTES. The maturity date shown is the next exercise date of the demand feature (redemption at par by the issuer) and the rate shown is the rate in effect at September 30, 1995.

INVESTMENT PERCENTAGES SHOWN ARE CALCULATED AS A PERCENTAGE OF NET ASSETS.

ABBREVIATIONS USED IN THE PORTFOLIO OF INVESTMENTS:

     AMBAC       American Municipal Bond Assurance Corporation
      CMI        California Mortgage Insurance
     COPS        Certificates of Participation
     FGIC        Financial Guaranty Insurance Company
     MBIA        Municipal Bond Insurance Association
      MUD        Municipal Utility District
      PCR        Pollution Control Revenue
      STR        Sales Tax Revenue

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Assets and Liabilities
September 30, 1995

                                                                            THE
                                                                        SHORT TERM
                                                                        CALIFORNIA         THE CALIFORNIA
                                                                       TAX-FREE FUND        TAX-FREE FUND
                                                                      ---------------      ---------------
ASSETS:
  Investments in securities, at value (note 1A)......................   $18,752,687         $ 158,862,685
    (identified cost $18,567,513 and $150,749,093, respectively)
  Cash...............................................................        79,626                40,127
  Receivables:
    Interest.........................................................       294,107             2,899,464
    Fund shares sold.................................................            --                   146
  Other assets.......................................................        59,222                17,203
                                                                      ---------------      ---------------
      Total assets...................................................    19,185,642           161,819,625
                                                                      ---------------      ---------------
LIABILITIES:
  Advisory fee payable (note 2)......................................           349                66,777
  Due to Furman Selz (note 2)........................................         3,493               153,085
  Distribution expense payable (note 2)..............................         9,851                75,558
  Dividend payable...................................................         4,178                43,829
  Payable for fund shares repurchased................................            --                38,574
  Accrued expenses...................................................        72,980                98,854
                                                                      ---------------      ---------------
      Total liabilities..............................................        90,851               476,677
                                                                      ---------------      ---------------
NET ASSETS:
  Par value of shares of beneficial interest outstanding ($.001 per share);
    unlimited number of shares authorized............................         1,881                15,013
  Additional paid-in capital.........................................    18,994,151           156,269,259
  Accumulated net realized loss on investment transactions...........       (86,415)           (3,137,629)
  Accumulated undistributed net investment income....................            --                82,713
  Net unrealized appreciation on investments.........................       185,174             8,113,592
                                                                      ---------------      ---------------
  Net assets applicable to outstanding shares........................   $19,094,791         $ 161,342,948
                                                                      ===============      ===============
  Shares of beneficial interest outstanding..........................     1,881,089            15,013,058
                                                                      ===============      ===============
  Net asset value per share outstanding..............................    $10.15                $10.75
                                                                         ======                ======
  Maximum offering price per share...................................    $10.15                $11.26
                                                                         ======                ======

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Operations
For Year Ended September 30, 1995

                                                                           THE
                                                                        SHORT TERM
                                                                        CALIFORNIA        THE CALIFORNIA
                                                                      TAX-FREE FUND        TAX-FREE FUND
                                                                    ------------------    ---------------
NET INVESTMENT INCOME:
  Income:
    Interest.......................................................     $1,216,618          $10,199,086
                                                                    --------------        -------------
  Expenses:
    Advisory (note 2)..............................................         89,669              844,113
    Administrative services (note 2)...............................         51,239              337,645
    Fund accounting (note 2).......................................         34,255               53,781
    Professional fees..............................................         29,252               46,689
    Custodian (note 2).............................................         16,224               72,848
    Shareholder services (note 2)..................................         15,673               58,293
    Distribution (note 2)..........................................         13,795               81,081
    Reports to shareholders........................................         11,400               28,686
    Amortization of organization expenses (note 1D)................          8,612                8,317
    Registration...................................................          8,352               14,964
    Trustees' fees and expenses....................................          7,437                7,437
    Miscellaneous..................................................         13,565               17,837
                                                                    --------------        -------------
      Total expenses before waivers................................        299,473            1,571,691
      Expenses waived by Advisor and Administrator (note 2)........       (135,783)             (33,764)
                                                                    --------------        -------------
      Total expenses...............................................        163,690            1,537,927
                                                                    --------------        -------------
  Net investment income............................................      1,052,928            8,661,159
                                                                    --------------        -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions..............        165,399           (3,123,518)
  Change in net unrealized appreciation on investments.............        339,697            9,097,550
                                                                    --------------        -------------
  Net realized and unrealized gain on investments..................        505,096            5,974,032
                                                                    --------------        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............     $1,558,024          $14,635,191
                                                                    ==============        =============

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Changes in Net Assets

                                                  THE SHORT TERM
                                             CALIFORNIA TAX-FREE FUND            THE CALIFORNIA TAX-FREE FUND
                                          -------------------------------       -------------------------------
                                             YEAR ENDED SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
                                          -------------------------------       -------------------------------
                                              1995               1994               1995               1994
                                          ------------       ------------       ------------       ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...............  $  1,052,928       $  1,319,005       $  8,661,159       $ 10,585,797
    Net realized gain (loss) on
      investment
      transactions......................       165,399           (248,750)        (3,123,518)         1,967,751
    Change in net unrealized
      appreciation (depreciation) on
      investments.......................       339,697           (578,614)         9,097,550        (19,439,669)
                                          ------------       ------------       ------------       ------------
    Net increase (decrease) in net
      assets resulting from
      operations........................     1,558,024            491,641         14,635,191         (6,886,121)
                                          ------------       ------------       ------------       ------------
  Distributions to shareholders from:
    Net investment income...............    (1,052,928)        (1,319,005)        (8,661,159)       (10,585,797)
    Realized gains on investments.......            --                 --         (1,721,936)        (3,969,728)
                                          ------------       ------------       ------------       ------------
                                            (1,052,928)        (1,319,005)       (10,383,095)       (14,555,525)
                                          ------------       ------------       ------------       ------------
  Capital share transactions:
    Net proceeds from sale of shares....    27,872,575         27,648,312         33,353,018         31,473,772
    Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and capital gain
      distributions.....................       376,437            643,473          3,152,456          6,237,503
                                          ------------       ------------       ------------       ------------
                                            28,249,012         28,291,785         36,505,474         37,711,275
    Cost of shares redeemed.............   (34,974,097)       (42,787,023)       (73,833,598)       (48,153,662)
                                          ------------       ------------       ------------       ------------
      Decrease in net assets derived
         from capital share
         transactions...................    (6,725,085)       (14,495,238)       (37,328,124)       (10,442,387)
                                          ------------       ------------       ------------       ------------
  Net decrease in net assets............    (6,219,989)       (15,322,602)       (33,076,028)       (31,884,033)
NET ASSETS:
  Beginning of year.....................    25,314,780         40,637,382        194,418,976        226,303,009
                                          ------------       ------------       ------------       ------------
  End of year (including undistributed
    net investment income of $82,713 in
    1995 and $27,699 in 1994, for The
    California Tax-Free Fund)...........  $ 19,094,791       $ 25,314,780       $161,342,948       $194,418,976
                                          =============      =============      =============      =============

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Notes to Financial Statements -- September 30, 1995

     1. The Short Term California Tax-Free Fund and The California Tax-Free Fund (together, the "Funds") are separately managed portfolios which comprise part of Pacifica Funds Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, consisting of ten portfolios at September 30, 1995. The Trust was organized as a Massachusetts business trust on July 17, 1984. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

          A. The Funds value investments at the last sales price on the securities exchange on which such securities are primarily traded. Over-the-counter securities or exchange traded securities for which there are no transactions, are valued at the current bid price. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. In the absence of market quotations, investments are valued at fair value as determined in good faith by, or at the direction of, the Trustees. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity at purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

          B. It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of their "investment company taxable income," as defined in the Code, and net capital gains, if any, to their shareholders. Therefore, no Federal income tax provision is required. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds intend not to be subject to a Federal excise tax.

          The Short Term California Tax-Free Fund and The California Tax-Free Fund have unused capital loss carryovers of approximately $86,000 and $388,000, respectively, to be applied against future profits from sales of securities, if any, realized subsequent to September 30, 1995. The carryovers do not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal year 1996. If not applied, the carryovers will expire on September 30, 2003.

          C. The Funds declare dividends from taxable net investment income on each business day and pay such dividends within five business days after the end of each month. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

          The California Tax-Free Fund had permanent book/tax differences primarily attributable to dividend redesignations. To reflect reclassifications arising from permanent book/tax differences as of September 30, 1995, accumulated net investment income was credited $55,014 and accumulated undistributed net realized gains was charged $55,014.

          D. Costs incurred in connection with the original organization and initial registration of each Fund have been deferred and are amortized on a straight-line basis over the five year period beginning with each Fund's commencement of operations.

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

          E. Investment transactions are recorded on the trade date. Identified cost of investments sold is used to calculate realized gains and losses for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned.

          F. Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

     2. First Interstate Capital Management ("FICM") is the investment advisor to the Funds. FICM manages the investment and reinvestment of the assets of the Funds and continually reviews, supervises and administers the Funds' investments. FICM is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers or dealers selected by it in its discretion and for furnishing to the Board of Trustees, which has overall responsibility for the business affairs of the Trust, periodic reports on the performance of the Funds. As compensation for their advisory services, The Short Term California Tax-Free Fund and The California Tax-Free Fund each pay FICM an annual fee payable monthly equal to .35% and .50%, respectively, of each Fund's average daily net assets.

     In addition, First Interstate Bank of California ("FICAL"), an affiliate of FICM, serves as Custodian for the Funds, for which FICAL receives a fee based upon net assets and certain transaction charges. For the year ended September 30, 1995, the Funds incurred the following amounts due to FICM and FICAL:

                                                                  THE SHORT TERM
                                                                    CALIFORNIA     THE CALIFORNIA
                                                                  TAX- FREE FUND   TAX-FREE FUND
                                                                  --------------   --------------
    Advisory fees...............................................     $ 89,669         $844,113
    Custodial fees..............................................       16,224           72,848
                                                                  -----------       ----------
                                                                     $105,893         $916,961
                                                                  ===========       ==========

     Furman Selz, Inc. ("Furman Selz") provides administrative services for the operation of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Trust's officers and trustees affiliated with Furman Selz. As compensation for their administrative services, each Fund pays Furman Selz an annual fee payable monthly equal to .20% of the average daily net assets of each Fund.

     The Funds have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for payment by each Fund for actual expenses incurred. Such payments shall not exceed .50% of average net assets. Pacifica Funds Distributor, Inc., an affiliate of Furman Selz, acts as Distributor for the Trust.

     The Funds also retain Furman Selz to provide personnel and facilities to perform shareholder servicing, transfer agency related services and fund accounting. For the year ended September 30, 1995, Furman Selz earned the following fees from the Funds:

                                                                  THE SHORT TERM
                                                                    CALIFORNIA     THE CALIFORNIA
                                                                  TAX- FREE FUND   TAX-FREE FUND
                                                                  --------------   --------------
    Administrative fee..........................................     $ 51,239         $337,645
    Shareholder servicing and fund accounting fees..............       33,753           57,518
                                                                  -----------       ----------
                                                                     $ 84,992         $395,163
                                                                  ===========       ==========

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, FICM and Furman Selz will pay or reimburse the Fund to the extent of advisory and administrative fees. For the year ended September 30, 1995, the Funds did not exceed such limitation.

     For the year ended September 30, 1995, FICM and Furman Selz voluntarily waived fees as follows:

                                                          THE SHORT
                                                            TERM               THE
                                                         CALIFORNIA        CALIFORNIA
                                                          TAX-FREE          TAX-FREE
                                                            FUND              FUND
                                                         -----------       -----------
    Advisory fees waived................................  $  84,544         $      --
    Administrative fees waived..........................     51,239            33,764
                                                         -----------       -----------
                                                          $ 135,783         $  33,764
                                                         ===========       ===========

     3. The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended September 30, 1995 were as follows:

                                                                             PROCEEDS
                                                            COST OF            FROM
                                                          SECURITIES        SECURITIES
                                                           PURCHASED           SOLD
                                                          -----------       -----------
    The Short Term California Tax-Free Fund.............  $22,146,393       $26,666,234
    The California Tax-Free Fund........................   69,696,819       104,706,847

     4. Unrealized appreciation (depreciation) at September 30, 1995, based on cost of securities for Federal income tax purposes, is as follows:

                                                          GROSS          GROSS           NET
                                                        UNREALIZED     UNREALIZED     UNREALIZED
                                                        APPRECIATION (DEPRECIATION)   APPRECIATION
                                                        ----------   --------------   ----------
    The Short Term California Tax-Free Fund...........  $  187,908      $ (2,734)     $  185,174
    The California Tax-Free Fund......................   8,123,014        (9,422)      8,113,592

     5. Transactions in shares of beneficial interest for the year ended September 30, 1995 were as follows:

                                              SHARES       SHARES       SHARES          NET
                                               SOLD      REINVESTED   REPURCHASED     DECREASE
                                             ---------   ----------   ----------     ----------
    The Short Term California Tax-Free       2,817,460      37,620    (3,515,111)      (660,031)
      Fund..................................
    The California Tax-Free Fund............ 3,248,836     309,986    (7,211,337)    (3,652,515)

     6. Effective October 1, 1995, the Pacifica California Tax-Free Fund acquired all of the assets and assumed all of the liabilities of the Westcore California Intermediate Tax-Free Fund. This acquisition was accomplished as a tax-free exchange for shares of the Pacifica California Tax-Free Fund.

P  A  C  I  F  I  C  A
Financial Highlights
For a share outstanding throughout each year

                                                                                          THE SHORT TERM CALIFORNIA
                                                                                                TAX-FREE FUND
                                                                                        -----------------------------
                                                                                                 YEAR ENDED
                                                                                                SEPTEMBER 30,
                                                                                        -----------------------------
                                                                                         1995       1994      1993(a)
                                                                                        -------    -------    -------
Net Asset Value, Beginning of Year...................................................   $  9.96    $ 10.16    $10.00
                                                                                        -------    -------    -------
Income from Investment Operations:
  Net investment income*.............................................................      0.41       0.39      0.24
  Net gain (loss) on securities both realized and unrealized*........................      0.19      (0.20)     0.16
                                                                                        -------    -------    -------
  Total from Investment Operations...................................................      0.60       0.19      0.40
                                                                                        -------    -------    -------
Less Distributions:
  Dividends from net investment income...............................................     (0.41)     (0.39)    (0.24)
  Distributions from capital gains...................................................        --         --        --
                                                                                        -------    -------    -------
  Total Distributions................................................................     (0.41)     (0.39)    (0.24)
                                                                                        -------    -------    -------
Net Asset Value, End of Year.........................................................   $ 10.15    $  9.96    $10.16
                                                                                        ========   ========   ========
Total Return (not reflecting sales load).............................................      6.13%      1.93%     4.09%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands).............................................   $19,095    $25,315    $40,637
  Ratio of Expenses to Average Net Assets............................................      0.64%      0.56%     0.28%+
  Effect of Waivers/Reimbursement on above Ratio.....................................      0.53%      0.53%     0.78%+
  Ratio of Net Investment Income to Average Net Assets...............................      4.12%      3.88%     3.53%+
  Portfolio Turnover Rate............................................................        96%        31%       23%

                                                                               THE CALIFORNIA TAX-FREE FUND
                                                                 --------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                 --------------------------------------------------------
                                                                   1995        1994        1993        1992        1991
                                                                 --------    --------    --------    --------    --------
Net Asset Value, Beginning of Year............................   $  10.42    $  11.49    $  10.82    $  10.52    $   9.88
                                                                 --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income*......................................       0.54        0.54        0.57        0.59        0.62
  Net gain (loss) on securities both realized and
    unrealized*...............................................       0.44       (0.87)       0.73        0.30        0.64
                                                                 --------    --------    --------    --------    --------
  Total from Investment Operations............................       0.98       (0.33)       1.30        0.89        1.26
                                                                 --------    --------    --------    --------    --------
Less Distributions:
  Dividends from net investment income........................      (0.54)      (0.54)      (0.57)      (0.59)      (0.62)
  Distributions from capital gains............................      (0.11)      (0.20)      (0.06)         --          --
                                                                 --------    --------    --------    --------    --------
  Total Distributions.........................................      (0.65)      (0.74)      (0.63)      (0.59)      (0.62)
                                                                 --------    --------    --------    --------    --------
Net Asset Value, End of Year..................................   $  10.75    $  10.42    $  11.49    $  10.82    $  10.52
                                                                 =========   =========   =========   =========   =========
Total Return (not reflecting sales load)......................       9.82%      (2.99)%     12.34%       8.71%      13.13%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands)......................   $161,343    $194,419    $226,303    $198,347    $140,127
  Ratio of Expenses to Average Net Assets.....................       0.91%       0.94%       0.87%       0.80%       0.57%
  Effect of Waivers/Reimbursement on above Ratio..............       0.02%       0.02%       0.07%       0.11%       0.43%
  Ratio of Net Investment Income to Average Net Assets........       5.13%       4.96%       5.11%       5.51%       6.06%
  Portfolio Turnover Rate.....................................         42%         36%         40%         14%          5%

---------------

 * Per share data based upon average monthly shares outstanding.

 + Annualized.

(a) Commencement of Operations, January 20, 1993.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Pacifica Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Short-Term California Tax-Free Fund and The California Tax-Free Fund (two of the portfolios comprising Pacifica Funds Trust), as of September 30, 1995, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 1994 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated November 22, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us present fairly, in all material respects, the financial position of The Short-Term California Tax-Free Fund and The California Tax-Free Fund at September 30, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                /s/ ERNST & YOUNG LLP
                                                ---------------------
New York, New York
November 15, 1995

P  A  C  I  F  I  C  A
BOARD OF TRUSTEES

JOSEPH N. HANKIN*+                 President, Westchester Community College
RICHARD A. WEDEMEYER*              Vice President, Performance Advantage, Inc.
JOHN E. HEILMANN*                  Former Chairman, Distillers Somerset, Inc.
DENNIS W. DRAPER                   Associate Professor of Finance, University of Southern
                                   California
JACK D. HENDERSON, ESQ.            Partner in Clanahan, Tanner, Downing & Knowlton, P.C.
                                   * Member of Audit Committee
                                   + Member of Nominating Committee
---------------------------------------------------------------------------------------------
OFFICERS
MICHAEL C. PETRYCKI                President
STEVEN D. BLECHER                  Executive Vice President
JOAN V. FIORE                      Vice President & Secretary
JOHN J. PILEGGI                    Vice President & Treasurer
DONALD E. BROSTROM                 Assistant Treasurer

                                    [LOGO]

                             P  A  C  I  F  I  C  A
INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz Incorporated
230 Park Avenue
New York, New York 10017

DISTRIBUTOR
Pacifica Funds Distributor, Inc.
230 Park Avenue
New York, New York 10017

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

This report is for the information of the shareholders of the Pacifica Family of Mutual Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.
                                    [LOGO]

                             P  A  C  I  F  I  C  A

                                  A FAMILY OF
                                  MUTUAL FUNDS


                           The Short Term California
                               Tax-Free Fund And
                                 The California
                                 Tax-Free Fund


                                 Annual Report
                               September 30, 1995


                               Investment Advisor
                                FIRST INTERSTATE
                            CAPITAL MANAGEMENT, INC.

[LOGO]    P A C I F I C A
--------------------------------------------------------------------------------
                                                               November 10, 1995
Dear Shareholder:

We are pleased to present the September 30, 1995 annual report for the Pacifica Equity Value Fund and Balanced Fund, which includes audited financial statements.

Pacifica Funds are designed to meet the varied investment needs of individuals and institutions. They are managed by First Interstate Capital Management, Inc., a subsidiary of First Interstate Bancorp.

ECONOMIC AND INVESTMENT MARKET COMMENT

Over the past few months, investors have closely watched economic numbers, trying to determine whether the Federal Reserve has successfully calibrated growth in the U.S. economy to a targeted rate of 1.5% to 2.5%. The capital markets have been choppy as investors have watched crosscurrents, including: 1) the Fed tightening during most of 1994 and early 1995, which will probably continue to have a lagged impact over the next few months; 2) the June easing and positioning of the Fed for the presidential election in 1996; and 3) Congressional action on taxes and deficit reduction, which will have to be studied for its impact on fiscal policy. In addition, the weaknesses showing up in major sectors of the global economy have had a slowing impact on the U.S. economy as well.

As we review the various sectors of the U.S. economy, we are seeing developments that are typical of a later cycle economy. Consumer credit has been rising at a rate of 8%-15% over the last 18 months, bringing some measures of consumer debt to record high levels. While consumer debt service payments are not yet at extreme levels due to longer payment cycles, we do believe the high debt levels are likely to slow consumption from the 3%-3.5% level we have seen for the past two quarters. We have also seen some inventory buildup in the consumer sector, with non-auto durables showing the sharpest increase in the third quarter, rising 8.9%

Residential investment has rebounded recently, helped by lower mortgage rates. In the third quarter, this sector grew at a 10.9% rate. Capital spending, while slowing from its torrid growth rate of 21.5% in the first quarter to 8.3% in the third quarter, remains one of the stronger parts of our economy, stimulated by low interest rates, a low dollar, and the strong competitive position of the U.S. economy.

Government spending grew at a 3.1% rate in the most recent quarter, but we look for government spending to be fairly flat going forward. Once the President and Congress conclude their work on tax and deficit reduction bills, investors will have a clearer picture of government spending plans.

Exports came in stronger than expected in the third quarter due to large shipments of aircraft. Export demand is currently buffeted by two countervailing forces: First, the global economy is fairly weak, led by problems in Japan and Mexico. Second, our weak dollar should be positively impacting export demand for as long as the next 18 months, through what is known as the J-curve Effect.

We are looking for GDP growth to average between 2% and 2.5% over the next four quarters. That would represent a slowing from the third quarter's pace of 4.2%. Any unforeseen shock that would undermine consumer confidence poses the biggest risk to that forecast. However, inflation seems well under control, with the CPI running at a 2.5% rate over the past twelve months. The GDP deflator for the third quarter was recently reported at .6%. But, we are seeing price pressures in the agriculture area. Corn and soybean prices are up sharply in the past few months. The CRB Commodity Index, which is heavily weighted in agricultural products, has risen from 233 this summer to 244 currently.

Since the beginning of the year, a powerful rally in the bond market has propelled bond prices higher. Yields on U.S. Treasury notes and bonds have declined by 1 1/2% to 2%. As a result, the bond market's September year-to-date total return (increase in principal value plus interest income), as measured by the Lehman Brothers Aggregate Index, stands at 13.6%. This impressive gain comes on the heels of a 2.9% loss in 1994, which was the worst year for bonds since the Great Depression.

In the short term, political events could create some uncertainty for interest rates. Congress must pass a debt ceiling increase and a credible plan to balance the federal budget. However, the long-term outlook for the bond market appears to be positive. Year over year inflation has declined and most forward looking inflation indicators point to declining price pressures.

The U.S. stock market has been very strong this year, with the S&P 500 delivering a total return of 29.8% through the first three quarters of 1995. Factors which have contributed to this strong performance include: a twenty year high in profit margins for U.S. industrials reached in the second quarter and a significant decline in interest rates as the U.S. economy has softened.

Profitability has soared this year with the profit margins for the S&P Industrials reaching a 20 year high of 5.8%. Helped by a strong economy, a currency tailwind and strong cost cutting from highly leveraged industries, earnings for the Dow Jones Industrials and the S&P Industrials grew at a 45% and 30% rate respectively for the second quarter. However, earnings momentum appears to have peaked. With a slower U.S. and global economy, currency drag from a stronger U.S. dollar and fewer opportunities for cost cutting, earnings momentum appears to be stalling. We are having to become more selective and focus on those companies that can produce 12% or better earnings growth in an environment where the average company is growing 4%-8%.

Over the coming months, the capital markets should continue to be positive for investment, although it's hard to envision a repeat of this year's stellar markets. Nothing appears to be disruptive for the bond markets, which would unsettle stocks. Finally, there continues to be a sizeable flow of investment dollars into the markets as the result of increased savings for retirement.

Pacifica Funds can be an important investment alternative for you. Please call us at (800) 662-8417 if you would like additional information.


                                                     /s/ MICHAEL C. PETRYCKI
                                                     -----------------------
                                                     Michael C. Petrycki
                                                     President

PACIFICA EQUITY FUNDS

During the third quarter of 1995, the stock market continued its march to new highs, fueled by several factors including mergers, restructurings and earnings reports. For the quarter, the Equity Value Fund had a total return of 7.1%, slightly under-performing the Lipper Equity Growth/Income Index at 7.5% and the S&P 500 at 8.0%. For the year, Equity Value stands at 20.3% versus the S&P 500 return of 29.8%.

While consolidation in several industries including Banking, heated up, Technology continued to come through with strong earnings. Our actions, such as better aligning the market sectors in the Pacifica Equity Value Fund and the Pacifica Balanced Fund, has helped us take advantage of such trends. Of the top five performing stocks in our Funds for the quarter, three are new additions to the portfolio: Banctec, a "value" technology play, was our best performing equity (up 37.6% for the quarter); Texas Industries (up 35.7%); and Ameridata (up 27.0%).

On the fixed income side, during the third quarter, interest rates fluctuated in a wide range, but ended the quarter little changed. In this environment the fixed income portion of the Balanced Fund was able to produce a positive total rate of return, with nearly all of its return coming from income earned. The Fund's posture has not changed dramatically from the position taken during the second quarter. Specifically, the Fund continues to maintain a conservative maturity profile, in high quality issues. The fixed income portion of the Fund closed the quarter with an average maturity of 4.6 years and a 84% weighting in Government securities. The Fund continues to hold a portion of its assets in securities that offer relative value in stable to rising interest rate environments, namely premium callable securities and selective mortgage products.

For the third quarter, the Balanced Fund had a total return of 3.8%, under-performing the Lipper Balanced Index at 5.4%. For the year, the Balanced Fund stands at 13.6% versus the Index return of 19.5%.

We continue to feel positive about the direction our Funds are moving and the strategy we have put in place. As always, we will focus on quality securities trading at below-average valuations.

PACIFICA EQUITY VALUE FUND

PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 1995

NET ASSETS $170,406,334

The PACIFICA EQUITY VALUE FUND is a stock fund which invests in both large and small companies whose stock price appears to be low in relation to the intrinsic value and/or earnings potential of the company. Empirical evidence suggests that a consistent, value oriented approach provides the greatest potential for superior long-term performance. The Fund is diversified among numerous industry groups, minimizing the event risk from any one stock or industry. The Fund is suited for longer-term investors with time horizons of five years or greater.


[FIGURE 1]

VALUE OF $10,000 INVESTMENT (Invested July 2, 1990)
--------------------------------------------------------------------------------

                                                           Pacifica Equity
         Measurement Period             Pacifica Equity    Value Fund with    S & P 500 Stock
        (Fiscal Year Covered)              Value Fund        4.500% load           Index*
7/2/90                                          10000.00            9550.00           10000.00
9/90                                             8480.00            8098.40            8621.75
12/90                                            9306.15            8887.37            9393.55
3/91                                            10484.76           10012.95           10761.22
6/91                                            10188.34            9729.86           10738.95
9/91                                            10773.21           10288.42           11317.01
12/91                                           11241.24           10735.38           12263.24
3/92                                            11462.73           10946.91           11950.28
6/92                                            11378.65           10866.61           12185.16
9/92                                            11400.00           10887.00           12562.99
12/92                                           12427.29           11868.06           13203.85
3/93                                            13565.07           12954.64           13769.61
6/93                                            13998.22           13368.30           13840.45
9/93                                            14756.09           14092.07           14194.42
12/93                                           15635.41           14931.82           14522.89
3/94                                            15438.94           14744.19           13968.87
6/94                                            15331.08           14641.18           14025.91
9/94                                            15861.52           15147.75           14716.49
12/94                                           15368.16           14676.59           14712.75
3/95                                            16204.81           15475.60           16145.13
6/95                                            17268.95           16491.85           17677.12
9/95                                            18491.39           17659.28           19082.49

* The S&P 500 index is an unmanaged index that is generally considered representative of the U.S. stock market.

---------------------------------------------
TOP TEN HOLDINGS
   Bristol-Myers Squibb                  3.0%
   General Electric                      2.8%
   General Motors                        2.7%
   Banctec Inc.                          2.7%
   Burlington Northern                   2.6%
   Seagate Technology Inc.               2.5%
   DuPont (E.I.) de Nemours & Co.        2.4%
   FMC Corp.                             2.4%
   Nationsbank Corp.                     2.4%
   Willamette Industries                 2.3%
---------------------------------------------

Past performance is not indicative of future results. When redeemed, shares of the Funds may be worth more or less than their original cost. Shares of the Funds are not guaranteed by the U.S. Government or its agencies. Additionally, Fund shares are not obligations of First Interstate Bancorp and are not insured by the Federal Deposit Insurance Corp.

PACIFICA BALANCED FUND

PORTFOLIO HIGHLIGHTS AS OF SEPTEMBER 30, 1995

NET ASSETS $89,033,677

The PACIFICA BALANCED FUND provides investors with opportunity to realize the higher returns and growth potential available from stock market investments at a reduced level of share price volatility by combining stock market investments with fixed income securities. This Fund is ideally suited for the investor who desires growth of principal over a period of five years or more but who wishes to limit exposure to stock market volatility.

[FIGURE 2]

VALUE OF $10,000 INVESTMENT (Invested July 2, 1990)
--------------------------------------------------------------------------------

                                                               Pacifica        Lehman Govern
         Measurement Period                 Pacifica        Balanced Fund      ment/Corporate    S & P 500 Stock
        (Fiscal Year Covered)            Balanced Fund     with 4.500% load        Index              Index*
7/2/90                                             10000               9550              10000              10000
9/90                                                9500               9073              10060               8622
12/90                                              10142               9686              10573               9394
3/91                                               10966              10473              10858              10761
6/91                                               10872              10383              11022              10739
9/91                                               11471              10955              11657              11317
12/91                                              12021              11480              12278              12263
3/92                                               12108              11563              12094              11950
6/92                                               12208              11658              12585              12185
9/92                                               12508              11945              13199              12563
12/92                                              13201              12607              13209              13204
3/93                                               14153              13516              13824              13770
6/93                                               14539              13885              14240              13840
9/93                                               15117              14436              14712              14194
12/93                                              15790              15080              14669              14523
3/94                                               15433              14739              14208              13969
6/94                                               15263              14576              14032              14026
9/94                                               15594              14892              14102              14716
12/94                                              15190              14507              14154              14713
3/95                                               15826              15114              14860              16145
6/95                                               16613              15866              15823              17677
9/95                                               17250              16474              16126              19082

* The S&P 500 index is an unmanaged index that is generally considered representative of the U.S. stock market.

SECTOR ANALYSIS
--------------------------------------------------------------------------------

CORPORATE NOTES                                   5%
GOVERNMENT/GOVERNMENT AGENCY
OBLIGATIONS                                      44%
COMMON STOCK                                     49%
CASH AND OTHER                                    2%

Past performance is not indicative of future results. When redeemed, shares of the Funds may be worth more or less than their original cost. Shares of the Funds are not guaranteed by the U.S. Government or its agencies. Additionally, Fund shares are not obligations of First Interstate Bancorp and are not insured by the Federal Deposit Insurance Corp.

P  A  C  I  F  I  C  A
THE EQUITY VALUE FUND
Portfolio of Investments -- September 30, 1995

   SHARES                                                                         COST            VALUE
------------                                                                  ------------     ------------
              COMMON STOCKS -- 98.38%
              BASIC INDUSTRY -- 9.48%
      63,300  Ball Corp. .................................................    $  1,673,445     $  1,875,262
      60,000  Du Pont (E.I.) de Nemours & Co. ............................       3,083,220        4,125,000
      53,300  FMC Corp. ..................................................       2,354,936        4,050,800
      86,200  International Paper Co. ....................................       2,888,239        3,620,400
     197,300  Owens-Illinois Inc.+........................................       1,951,269        2,490,913
                                                                              ------------     ------------
                                                                                11,951,109       16,162,375
                                                                              ------------     ------------
              CHEMICALS -- 4.56%
     240,000  Sterling Chemicals Inc. ....................................       2,767,419        1,980,000
      60,000  Union Carbide Corp. ........................................       1,945,500        2,385,000
     138,900  Wellman Inc. ...............................................       3,580,401        3,403,050
                                                                              ------------     ------------
                                                                                 8,293,320        7,768,050
                                                                              ------------     ------------
              COMPUTERS/ELECTRONICS -- 9.31%
     250,000  Excel Industries Inc. ......................................       3,287,747        3,500,000
      40,000  International Business Machines Corp. ......................       3,600,720        3,775,000
     100,000  Seagate Technology Inc.+....................................       2,606,935        4,212,500
     185,000  Standard Microsystems Co.+..................................       3,690,531        3,168,125
     153,300  Unisys Corp.+...............................................       1,441,141        1,207,237
                                                                              ------------     ------------
                                                                                14,627,074       15,862,862
                                                                              ------------     ------------
              CONSUMER SPENDING -- 8.23%
     180,000  Ethan Allen Interiors Inc.+.................................       3,609,184        3,870,000
     100,000  Ford Motor Company..........................................       3,020,500        3,112,500
     100,000  General Motors Corp. .......................................       3,453,899        4,687,500
      97,600  Libbey Inc. ................................................       1,247,686        2,330,200
      10,115  Salton/Maxim Housewares Inc.+ ..............................               0           27,184
                                                                              ------------     ------------
                                                                                11,331,269       14,027,384
                                                                              ------------     ------------
              CONSUMER STAPLES -- 7.75%
     300,000  Ameridata Technologies Inc.+................................       2,770,215        3,525,000
     219,100  Banctec Inc.+...............................................       3,427,632        4,601,100
      44,900  Dayton Hudson Corp. ........................................       3,180,257        3,406,788
      20,000  Philip Morris Cos., Inc. ...................................         966,200        1,670,000
                                                                              ------------     ------------
                                                                                10,344,304       13,202,888
                                                                              ------------     ------------
              ENERGY -- 13.41%
      50,000  Amoco Corp. ................................................       3,402,602        3,206,250
      75,900  CasTech Aluminum Group Inc.+ ...............................       1,120,297        1,223,887
     127,100  Cyprus Amax Minerals Co. ...................................       3,346,198        3,574,687
      50,000  Exxon Corp. ................................................       3,553,380        3,612,500
      34,980  Mobil Corp. ................................................       2,169,319        3,484,883
      30,974  Royal Dutch Petroleum Co. ADR...............................       3,081,722        3,802,059
     100,000  Tesoro Petroleum Corp.+.....................................       1,038,460          825,000
      24,890  Texaco, Inc. ...............................................       1,571,829        1,608,516
     128,500  Ziegler Coal Holdings Co....................................       1,890,196        1,509,875
                                                                              ------------     ------------
                                                                                21,174,003       22,847,657
                                                                              ------------     ------------
              FINANCE -- 11.60%
      90,300  American Bankers Insurance Group, Inc. .....................       2,146,794        3,341,100
      60,000  BankAmerica Corp. ..........................................       2,433,600        3,592,500
      60,000  Nationsbank Corp. ..........................................       3,354,162        4,035,000
      68,000  Providian Corp. ............................................       2,058,634        2,822,000

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE EQUITY VALUE FUND
Portfolio of Investments (continued) -- September 30, 1995

 PRINCIPAL
   AMOUNT
 OR SHARES                                                                        COST            VALUE
------------                                                                  ------------     ------------
              COMMON STOCKS (CONTINUED)
              FINANCE (continued)
      41,900  Republic New York Corp. ....................................    $  1,744,590     $  2,451,150
      36,000  Union Bank/San Francisco, CA................................         967,500        1,908,000
      52,750  Whitney Holding Co. ........................................       1,031,556        1,622,062
                                                                              ------------     ------------
                                                                                13,736,836       19,771,812
                                                                              ------------     ------------
              HEALTH CARE -- 4.56%
      70,000  Bristol-Myers Squibb Co. ...................................       4,111,661        5,101,250
      60,000  Upjohn Co. .................................................       2,302,710        2,677,500
                                                                              ------------     ------------
                                                                                 6,414,371        7,778,750
                                                                              ------------     ------------
              MANUFACTURING -- 19.60%
      75,000  General Electric Co. .......................................       2,940,961        4,781,250
     413,500  Griffon Corp.+ .............................................       3,440,558        3,566,438
      59,200  Johnson Controls Inc. ......................................       3,306,281        3,744,400
     120,000  Lukens Inc. ................................................       3,663,702        3,495,000
     200,000  Park-Ohio Industries+ ......................................       2,815,180        2,900,000
     200,000  Southdown Inc.+.............................................       3,774,962        3,525,000
      44,800  Texas Industries Inc. ......................................       1,689,064        2,363,200
      93,800  U.S. Can Corp.+.............................................       1,121,850        1,231,125
     140,000  Varlen Corp. ...............................................       3,919,126        3,780,000
      60,000  Willamette Industries Inc. .................................       3,266,999        4,005,000
                                                                              ------------     ------------
                                                                                29,938,683       33,391,413
                                                                              ------------     ------------
              SERVICES -- 2.55%
      60,000  Burlington Northern Inc. ...................................       3,010,419        4,350,000
                                                                              ------------     ------------
              UTILITIES -- 7.33%
      20,000  Bellsouth Corp. ............................................       1,343,600        1,462,500
     100,000  GTE Corp. ..................................................       3,309,623        3,925,000
      85,941  Houston Industries Inc. ....................................       3,214,865        3,792,147
      70,120  U.S. West, Inc. ............................................       2,728,664        3,304,405
                                                                              ------------     ------------
                                                                                10,596,752       12,484,052
                                                                              ------------     ------------
              TOTAL COMMON STOCKS.........................................     141,418,140      167,647,243
                                                                              ------------     ------------
              REPURCHASE AGREEMENT -- 1.55%
  $2,633,000  Donaldson, Lufkin, & Jenrette Securities Corp. dated
                09/29/1995
                6.250%, due 10/02/1995 (Proceeds at maturity $2,634,371)
                Collateralized by $2,541,000 U.S. Treasury Notes
                8.625%, 08/15/1997........................................       2,633,000        2,633,000
                                                                              ------------     ------------
              TOTAL REPURCHASE AGREEMENT..................................       2,633,000        2,633,000
                                                                              ------------     ------------
              TOTAL COMMON STOCKS AND REPURCHASE AGREEMENT -- 99.93%......    $144,051,140*     170,280,243
                                                                              ============
              OTHER ASSETS LESS LIABILITIES -- 0.07%......................                          126,091
                                                                                               ------------
              NET ASSETS -- 100.00%.......................................                     $170,406,334
                                                                                               ============
*    The cost of securities is substantially the same for Federal income tax purposes.
+    Non-income producing security.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE BALANCED FUND
Portfolio of Investments -- September 30, 1995

   SHARES                                                                          COST            VALUE
------------                                                                    -----------     -----------
              COMMON STOCKS -- 49.36%
              BASIC INDUSTRY -- 4.95%
      26,600  Ball Corp.....................................................    $   701,201     $   788,025
      11,800  Du Pont (E.I.) de Nemours & Co. ..............................        558,460         811,250
      12,800  FMC Corp......................................................        567,190         972,800
      20,000  International Paper Co. ......................................        585,510         840,000
      78,500  Owens-Illinois Inc.+..........................................        777,523         991,063
                                                                                -----------     -----------
                                                                                  3,189,884       4,403,138
                                                                                -----------     -----------
              CHEMICALS -- 2.26%
      60,000  Sterling Chemicals Inc. ......................................        691,855         495,000
      15,000  Union Carbide Corp. ..........................................        486,375         596,250
      37,700  Wellman Inc. .................................................        971,785         923,650
                                                                                -----------     -----------
                                                                                  2,150,015       2,014,900
                                                                                -----------     -----------
              COMPUTERS/ELECTRONICS -- 4.83%
      67,000  Excel Industries Inc. ........................................        882,050         938,000
      10,000  International Business Machines Corp. ........................        900,180         943,750
      25,000  Seagate Technology, Inc.+.....................................        651,284       1,053,125
      51,800  Standard Microsystems Co.+....................................      1,033,350         887,075
      60,300  Unisys Corp.+ ................................................        560,201         474,863
                                                                                -----------     -----------
                                                                                  4,027,065       4,296,813
                                                                                -----------     -----------
              CONSUMER SPENDING -- 4.26%
      44,900  Ethan Allen Interiors Inc.+...................................        890,836         965,350
      25,000  Ford Motor Company............................................        755,125         778,125
      25,000  General Motors Corp. .........................................        859,315       1,171,875
      36,200  Libbey Inc. ..................................................        463,010         864,275
       4,501  Salton/Maxim Housewares Inc.+ ................................              0          12,096
                                                                                -----------     -----------
                                                                                  2,968,286       3,791,721
                                                                                -----------     -----------
              CONSUMER STAPLES -- 3.97%
      75,000  Ameridata Technologies Inc.+..................................        692,554         881,250
      59,500  Banctec Inc.+.................................................        930,827       1,249,500
      13,000  Dayton Hudson Corp............................................        920,788         986,375
       5,000  Philip Morris Cos., Inc. .....................................        241,550         417,500
                                                                                -----------     -----------
                                                                                  2,785,719       3,534,625
                                                                                -----------     -----------
              ENERGY -- 6.05%
      13,000  Amoco Corp. ..................................................        884,676         833,625
      10,200  CasTech Aluminum Group Inc.+ .................................        149,512         164,475
      34,500  Cyprus Amax Minerals Co. .....................................        908,291         970,313
      13,000  Exxon Corp. ..................................................        923,879         939,250
       8,800  Royal Dutch Petroleum Co. ADR.................................      1,051,741       1,080,200
      25,000  Tesoro Petroleum Corp.+.......................................        259,795         206,250
      10,120  Texaco, Inc. .................................................        633,555         654,005
      46,000  Ziegler Coal Holdings Co......................................        679,152         540,500
                                                                                -----------     -----------
                                                                                  5,490,601       5,388,618
                                                                                -----------     -----------
              FINANCE -- 5.73%
      35,800  American Bankers Insurance Group, Inc. .......................        831,325       1,324,600
      15,000  BankAmerica Corp. ............................................        655,275         898,125
      15,000  Nationsbank Corp. ............................................        838,540       1,008,750
      29,400  Providian Corp. ..............................................        896,770       1,220,100
      21,225  Whitney Holding Co. ..........................................        415,067         652,669
                                                                                -----------     -----------
                                                                                  3,636,977       5,104,244
                                                                                -----------     -----------

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE BALANCED FUND
Portfolio of Investments (continued) -- September 30, 1995

 PRINCIPAL
   AMOUNT
 OR SHARES                                                                         COST            VALUE
------------                                                                    -----------     -----------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE -- 2.47%
      21,000  Bristol-Myers Squibb Co. .....................................    $ 1,235,021     $ 1,530,375
      15,000  Upjohn Co. ...................................................        575,678         669,375
                                                                                -----------     -----------
                                                                                  1,810,699       2,199,750
                                                                                -----------     -----------
              MANUFACTURING -- 9.97%
      19,000  General Electric Co. .........................................        695,881       1,211,250
     115,700  Griffon Corp.+ ...............................................        962,690         997,912
      16,600  Johnson Controls Inc. ........................................        927,099       1,049,950
      30,000  Lukens Inc. ..................................................        915,926         873,750
      50,000  Park-Ohio Industries+ ........................................        703,795         725,000
      50,000  Southdown Inc.+...............................................        943,740         881,250
      12,200  Texas Industries Inc. ........................................        459,968         643,550
      42,100  U.S. Can Corp.+...............................................        501,450         552,563
      35,000  Varlen Corp. .................................................        979,781         945,000
      15,000  Willamette Industries Inc. ...................................        816,750       1,001,250
                                                                                -----------     -----------
                                                                                  7,907,080       8,881,475
                                                                                -----------     -----------
              SERVICES -- 1.22%
      15,000  Burlington Northern Inc. .....................................        767,921       1,087,500
                                                                                -----------     -----------
              UTILITIES -- 3.65%
       5,000  Bellsouth Corp. ..............................................        335,900         365,625
      25,000  GTE Corp. ....................................................        827,406         981,250
      18,000  Houston Industries Inc. ......................................        668,286         794,250
      23,500  U.S. West, Inc. ..............................................        925,259       1,107,438
                                                                                -----------     -----------
                                                                                  2,756,851       3,248,563
                                                                                -----------     -----------
              TOTAL COMMON STOCKS...........................................     37,491,098      43,951,347
                                                                                -----------     -----------
              CORPORATE NOTES -- 4.51%
              AUTOMOTIVE -- 0.56%
$    500,000  General Motors Corp. 7.400%, 09/01/2025.......................        495,977         496,956
                                                                                -----------     -----------
              CONSUMER SPENDING -- 2.80%
   2,318,000  American Airlines Inc. 9.050%, 01/15/2003.....................      2,463,342       2,493,238
                                                                                -----------     -----------
              CONSUMER STAPLES -- 1.15%
   1,000,000  General Mills Inc. 8.750%, 08/15/1996.........................      1,000,033       1,023,213
                                                                                -----------     -----------
              TOTAL CORPORATE NOTES.........................................      3,959,352       4,013,407
                                                                                -----------     -----------
              ASSET-BACKED SECURITIES -- 1.12%
   1,000,000  Olympic Automobile Receivables Trust 1995-D, 6.050%,
              11/15/2000....................................................        998,834         992,880
                                                                                -----------     -----------

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
THE BALANCED FUND
Portfolio of Investments (continued) -- September 30, 1995

 PRINCIPAL
   AMOUNT                                                                          COST            VALUE
------------                                                                    -----------     -----------
              U.S. TREASURY OBLIGATIONS -- 22.44%
              U.S. TREASURY NOTES -- 22.44%
$  5,000,000  6.000%, 12/31/1997............................................    $ 4,925,695     $ 5,017,185
   5,000,000  5.125%, 04/30/1998............................................      4,919,011       4,906,250
   5,000,000  6.875%, 03/31/2000............................................      4,992,117       5,165,625
   2,000,000  7.875%, 08/15/2001............................................      2,009,364       2,178,750
   1,500,000  7.250%, 05/15/2004............................................      1,432,589       1,602,186
   1,000,000  7.875%, 11/15/2004............................................        996,474       1,113,437
                                                                                -----------     -----------
              TOTAL U.S. TREASURY OBLIGATIONS...............................     19,275,250      19,983,433
                                                                                -----------     -----------
              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 21.49%
              FEDERAL HOME LOAN MORTGAGE CORP.
              PASS-THROUGH SECURITIES -- 6.37%
     600,000  8.125%, 09/30/1996............................................        605,770         612,733
   3,000,000  8.420%, 01/12/1998............................................      3,012,148       3,026,721
     268,122  8.250%, 08/01/2001............................................        259,832         273,971
     164,063  8.500%, 12/01/2002............................................        159,566         168,779
     300,743  8.500%, 01/01/2009............................................        288,560         309,387
     224,108  10.500%, 08/01/2019...........................................        236,732         244,278
   1,000,000  8.000%, 09/15/2023............................................      1,037,893       1,037,720
                                                                                -----------     -----------
                                                                                  5,600,501       5,673,589
                                                                                -----------     -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 9.01%
     500,000  9.200%, 01/10/1996............................................        500,457         504,772
   2,000,000  8.350%, 11/10/1999............................................      2,025,276       2,155,216
   2,500,000  8.625%, 11/10/2004............................................      2,693,701       2,684,057
   2,500,000  8.500%, 02/01/2005............................................      2,687,118       2,676,125
                                                                                -----------     -----------
                                                                                  7,906,552       8,020,170
                                                                                -----------     -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION
              PASS-THROUGH SECURITIES -- 6.11%
   1,008,426  5.200%, 07/25/1999............................................        998,275       1,002,910
     312,956  8.000%, 06/01/2008............................................        308,870         320,388
       9,123  9.500%, 02/01/2009............................................          9,084           9,653
     123,222  8.000%, 08/01/2018............................................        115,866         126,148
   1,475,557  7.000%, 12/25/2019............................................      1,472,824       1,479,836
   2,500,000  7.500%, 08/25/2020............................................      2,507,023       2,500,100
                                                                                -----------     -----------
                                                                                  5,411,942       5,439,035
                                                                                -----------     -----------
              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS......................     18,918,995      19,132,794
                                                                                -----------     -----------
              TOTAL INVESTMENTS.............................................     80,643,529      88,073,861
                                                                                -----------     -----------
              REPURCHASE AGREEMENT -- 0.15%
     133,000  Donaldson, Lufkin & Jenrette Securities Corp. dated 09/29/1995
              6.250%, due 10/02/1995 (Proceeds at maturity $133,069)
              Collateralized by $882,000 U.S. Treasury Strip 05/15/2023.....        133,000         133,000
                                                                                -----------     -----------
              TOTAL REPURCHASE AGREEMENT....................................        133,000         133,000
                                                                                -----------     -----------
              TOTAL INVESTMENTS AND REPURCHASE AGREEMENT -- 99.07%       ...    $80,776,529*     88,206,861
                                                                                ===========
              OTHER ASSETS LESS LIABILITIES -- 0.93%                     ...                        826,816
                                                                                                -----------
              NET ASSETS -- 100.00%.........................................                    $89,033,677
                                                                                                ===========

* The cost of securities is substantially the same for Federal income tax purposes.
+ Non-income producing security.

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Assets and Liabilities
September 30, 1995

                                                                          THE EQUITY        THE BALANCED
                                                                          VALUE FUND            FUND
                                                                          -----------       ------------
ASSETS:
  Investments in securities, at value (note 1A).........................  $167,647,243      $88,073,861
    (identified cost $141,418,140 and $80,643,529, respectively)
  Repurchase Agreements, at value (note 3)..............................     2,633,000          133,000
    (identified cost $2,633,000 and $133,000, respectively)
  Receivables:
    Dividends and interest..............................................       286,652          900,624
    Fund shares sold....................................................         6,950              839
    Paydowns............................................................            --            8,802
  Other assets (note 1D)................................................        17,097           11,352
                                                                           -----------      -----------
      Total assets......................................................   170,590,942       89,128,478
                                                                           -----------      -----------
LIABILITIES:
  Advisory fee payable (note 2).........................................        84,971           44,388
  Due to Furman Selz (note 2)...........................................        35,959           20,135
  Due to Custodian......................................................        34,924           16,487
  Distribution expense payable (note 2).................................         5,183               --
  Payable for fund shares repurchased...................................         5,000            5,000
  Accrued expenses......................................................        18,571            8,791
                                                                           -----------      -----------
      Total liabilities.................................................       184,608           94,801
                                                                           -----------      -----------
NET ASSETS:
  Par value of shares of beneficial interest outstanding ($.001 per
    share); unlimited number of shares authorized.......................        12,843            7,520
  Additional paid-in capital............................................   135,823,385       81,557,861
  Accumulated net realized gain on investment transactions..............     8,341,003               --
  Overdistribution of net realized gain on investment transactions......            --          (27,534)
  Accumulated undistributed net investment income.......................            --           65,498
  Net unrealized appreciation on investments............................    26,229,103        7,430,332
                                                                           -----------      -----------
  Net assets applicable to outstanding shares...........................  $170,406,334      $89,033,677
                                                                          ============      ===========
  Shares of beneficial interest outstanding.............................    12,843,083        7,519,759
                                                                          ============      ===========
  Net asset value per share outstanding.................................        $13.27          $11.84
                                                                                ======          ======
  Maximum offering price per share......................................        $13.90          $12.40
                                                                                ======          ======

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Operations
For the Year Ended September 30, 1995

                                                                           THE EQUITY        THE BALANCED
                                                                           VALUE FUND            FUND
                                                                           -----------       ------------
NET INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes of $25,368 and $7,207,
     respectively).......................................................  $ 4,378,563        $1,290,557
    Interest.............................................................      471,482         3,623,162
                                                                           -----------       -----------
      Total income.......................................................    4,850,045         4,913,719
                                                                           -----------       -----------
  Expenses:
    Advisory (note 2)....................................................      992,870           579,850
    Administrative services (note 2).....................................      330,957           193,283
    Custodian (note 2)...................................................       75,337            55,767
    Shareholder services (note 2)........................................       57,044            55,467
    Fund accounting (note 2).............................................       41,470            33,008
    Professional fees....................................................       36,222            32,845
    Distribution (note 2)................................................       17,837             9,480
    Registration.........................................................       17,609            12,993
    Reports to shareholders..............................................       13,680            14,398
    Amortization of organization expenses (note 1D)......................        8,314             8,314
    Trustees' fees and expenses..........................................        7,437             7,437
    Miscellaneous........................................................       16,715            15,360
                                                                           -----------       -----------
      Total expenses before waivers......................................    1,615,492         1,018,202
      Expenses waived by Administrator (note 2)..........................      (33,096)          (19,328)
                                                                           -----------       -----------
      Total expenses.....................................................    1,582,396           998,874
                                                                           -----------       -----------
  Net investment income..................................................    3,267,649         3,914,845
                                                                           -----------       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions...........................    8,515,659            38,123
  Net change in net unrealized appreciation on investments...............   13,330,878         5,217,447
                                                                           -----------       -----------
  Net realized and unrealized gain on investments........................   21,846,537         5,255,570
                                                                           -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................  $25,114,186        $9,170,415
                                                                           ===========       ===========

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Statements of Changes in Net Assets

                                                      THE EQUITY                       THE BALANCED
                                                      VALUE FUND                           FUND
                                            -------------------------------   -------------------------------
                                               YEAR ENDED SEPTEMBER 30,          YEAR ENDED SEPTEMBER 30,
                                            -------------------------------   -------------------------------
                                                 1995             1994             1995             1994
                                            ---------------   -------------   ---------------   -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income..................  $   3,267,649    $  2,538,813     $   3,914,845    $  4,050,027
    Net realized gain on investment
      transactions.........................      8,515,659      11,048,358            38,123       5,085,262
    Change in unrealized appreciation
      (depreciation) on investments........     13,330,878      (2,473,320)        5,217,447      (6,885,097)
                                            --------------    ------------    --------------    ------------
    Net increase in net assets resulting
      from operations......................     25,114,186      11,113,851         9,170,415       2,250,192
                                            --------------    ------------    --------------    ------------
  Net equalization credits(debits)(note
    1G)....................................        (68,961)         95,437          (110,805)          5,095
                                            --------------    ------------    --------------    ------------
  Distributions to shareholders from:
    Net investment income..................     (3,385,737)     (2,680,314)       (3,890,856)     (4,250,408)
    Realized gains on investments..........     (9,614,397)    (17,006,454)       (4,373,450)     (7,552,859)
                                            --------------    ------------    --------------    ------------
                                               (13,000,134)    (19,686,768)       (8,264,306)    (11,803,267)
                                            --------------    ------------    --------------    ------------
  Capital share transactions:
    Net proceeds from sale of shares.......     98,056,766     102,751,742        12,865,491      35,113,958
    Net asset value of shares issued to
      shareholders in reinvestment of
      dividends
      and capital gain distributions.......     10,889,321      17,992,727         7,817,760      11,393,799
                                            --------------    ------------    --------------    ------------
                                               108,946,087     120,744,469        20,683,251      46,507,757
    Cost of shares redeemed................   (119,436,631)    (83,966,264)      (40,734,756)    (33,103,438)
                                            --------------    ------------    --------------    ------------
      Increase (decrease) in net assets
         derived from capital share
         transactions......................    (10,490,544)     36,778,205       (20,051,505)     13,404,319
                                            --------------    ------------    --------------    ------------
  Net increase (decrease) in net assets....      1,554,547      28,300,725       (19,256,201)      3,856,339
NET ASSETS:
  Beginning of year........................    168,851,787     140,551,062       108,289,878     104,433,539
                                            --------------    ------------    --------------    ------------
  End of year (including undistributed net
    investment income of $65,498 in 1995
    for The Balanced Fund).................  $ 170,406,334    $168,851,787     $  89,033,677    $108,289,878
                                            ==============    ============    ==============    ============

See accompanying notes to financial statements.

P  A  C  I  F  I  C  A
Notes to Financial Statements -- September 30, 1995

     1. The Equity Value Fund and The Balanced Fund, (together, the "Funds") are separately managed portfolios which comprise part of Pacifica Funds Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 consisting of ten portfolios at September 30, 1995. The Trust was organized as a Massachusetts business trust on July 17, 1984. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements:

          A. The Funds value investments at the last sales price on the securities exchange on which such securities are primarily traded. Over-the-counter securities or exchange traded securities for which there are no transactions, are valued at the current bid price. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. In the absence of market quotations, investments are valued at fair value as determined in good faith by, or at the direction of, the Trustees. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity at purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

          B. It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of their "investment company taxable income," as defined in the Code, and net capital gains, if any, to their shareholders. Therefore, no Federal income tax provision is required. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds intend not to be subject to a Federal excise tax.

          C. Dividends are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from net investment income and net realized capital gains as determined by generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent dividends and distributions exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

          The Equity Value Fund had permanent book/tax differences primarily attributable to dividend redesignations and equalization credits. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, accumulated undistributed net investment income was credited $187,049, accumulated undistributed net realized gains was charged $118,088 and paid-in-capital was charged $68,961.

          The Balanced Fund had permanent book/tax differences primarily attributable to dividend redesignations and equalization credits. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, accumulated undistributed net investment income was credited $152,314, accumulated undistributed net realized gain was charged $41,509 and paid-in-capital was charged $110,805.

          D. Costs incurred in connection with the original organization and initial registration of each Fund have been deferred and are amortized on a straight-line basis over the five year period beginning with each Fund's commencement of operations.

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

          E. Investment transactions are recorded on the trade date. Identified cost of investments sold is used to calculate realized gains and losses for both financial statement and Federal income tax purposes. Interest income, including the amortization of discount or premium, is recorded as earned.

          F. Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

          G. The Funds use an accounting policy known as equalization whereby a portion of the proceeds from sales and the cost of repurchases of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the transaction date, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by the sales or repurchases of the Funds' shares.

     2. First Interstate Capital Management ("FICM") is the investment advisor to the Funds. FICM manages the investment and reinvestment of the assets of the Funds and continually reviews, supervises and administers the Funds' investments. FICM is responsible for placing orders for the purchase and sale of the Funds' investments directly with brokers or dealers selected by it in its discretion and for furnishing to the Board of Trustees, which has overall responsibility for the business affairs of the Trust, periodic reports on the performance of the Funds. As compensation for their advisory services, The Equity Value Fund and The Balanced Fund each pay FICM an annual fee payable monthly equal to .60% of each Fund's average daily net assets.

     In addition, First Interstate Bank of California ("FICAL"), an affiliate of FICM, serves as Custodian for the Funds, for which FICAL receives a fee based upon net assets and certain transaction charges. For the year ended September 30, 1995, the Funds incurred the following amounts due to FICM and FICAL:

                                                                  THE EQUITY    THE BALANCED
                                                                  VALUE FUND        FUND
                                                                  ----------    ------------
    Advisory fees..............................................   $  992,870      $579,850
    Custodial fees.............................................       75,337        55,767
                                                                  ----------    ----------
                                                                  $1,068,207      $635,617
                                                                   =========    ==========

     Furman Selz, Inc. ("Furman Selz") provides administrative services for the operation of the Funds, furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Trust's officers and trustees affiliated with Furman Selz. As compensation for their administrative services, each Fund pays Furman Selz an annual fee payable monthly equal to .20% of the average daily net assets of each Fund.

     The Funds have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for payment by each Fund for actual expenses incurred. Such payments shall not exceed .50% of average net assets. Pacifica Funds Distributor, Inc., an affiliate of Furman Selz, acts as Distributor for the Trust.

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

     The Funds also retain Furman Selz to provide personnel and facilities to perform shareholder servicing, transfer agency related services and fund accounting. For the year ended September 30, 1995, Furman Selz earned the following fees from the Funds:

                                                                  THE EQUITY    THE BALANCED
                                                                  VALUE FUND        FUND
                                                                  ----------    ------------
    Administrative fee.........................................    $330,957       $193,283
    Shareholder servicing and fund accounting fees.............      59,228         58,747
                                                                  ---------     ----------
                                                                   $390,185       $252,030
                                                                  =========     ==========

     Certain of the states in which the shares of the Funds are qualified for sale impose limitations on the expenses of the Funds. If, in any fiscal year, the total expenses of a Fund (excluding taxes, interest, distribution expenses, brokerage commissions, certain portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative services fees) exceed the expense limitations applicable to that Fund imposed by the securities regulations of any state, FICM and Furman Selz will pay or reimburse the Fund to the extent of advisory and administrative fees. For the year ended September 30, 1995, the Funds did not exceed such limitation.

     For the year ended September 30, 1995, Furman Selz voluntarily waived administrative fees of $33,096 and $19,328 for The Equity Value Fund and The Balanced Fund, respectively.

     3. The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Trustees. It is the policy of the Funds to receive and maintain securities as collateral whose market value, including accrued interest, will be at least 100% of the dollar amount invested by that Fund in each agreement, and that Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     4. The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended September 30, 1995 were as follows:

                                      COMMON STOCKS,
                                 CORPORATE NOTES AND BONDS         U.S. GOVERNMENT OBLIGATIONS
                              -------------------------------     -----------------------------
                                                   PROCEEDS                          PROCEEDS
                                COST OF              FROM           COST OF            FROM
                               SECURITIES         SECURITIES      SECURITIES        SECURITIES
                               PURCHASED             SOLD          PURCHASED           SOLD
                              ------------       ------------     -----------       -----------
    The Equity Value Fund...  $118,366,953       $131,015,309     $   --            $   --
    The Balanced Fund.......    31,545,683         74,249,239      48,976,368        27,503,376

P  A  C  I  F  I  C  A
Notes to Financial Statements (continued) -- September 30, 1995

     5. Unrealized appreciation (depreciation) at September 30, 1995, based on the cost of securities for Federal income tax purposes, is as follows:

                                                      GROSS          GROSS            NET
                                                   UNREALIZED     UNREALIZED      UNREALIZED
                                                   APPRECIATION   (DEPRECIATION)  APPRECIATION
                                                   -----------    -----------     -----------
    The Equity Value Fund........................  $29,298,106    $(3,069,003)    $26,229,103
    The Balanced Fund............................    8,336,078       (905,746)      7,430,332

     6. Transactions in shares of beneficial interest for the year ended September 30, 1995 were as follows:

                                       SHARES          SHARES          SHARES            NET
                                        SOLD         REINVESTED      REPURCHASED      (DECREASE)
                                      ---------      ----------      -----------      ----------
    The Equity Value Fund............ 8,141,771        969,487       (9,924,924 )       (813,666)
    The Balanced Fund................ 1,142,667        717,293       (3,620,385 )     (1,760,425)

     7. Effective October 1, 1995, the Pacifica Equity Value Fund acquired all of the assets and assumed all of the liabilities of the Westcore Basic Value Fund. In addition, effective October 1, 1995, the Pacifica Balanced Fund acquired all of the assets and assumed all of the liabilities of the Westcore Balanced Investment Fund. These acquisitions were accomplished in separate tax-free exchanges for shares of the respective Fund.

P  A  C  I  F  I  C  A
Financial Highlights
For a share outstanding throughout each year

                                                                                 THE EQUITY VALUE FUND**
                                                                  ------------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                  ------------------------------------------------------
                                                                    1995        1994        1993       1992       1991
                                                                  --------    --------    --------    -------    -------
Net Asset Value, Beginning of Year............................... $  12.36    $  13.17    $  10.73    $ 10.45    $  8.48
                                                                  --------    --------    --------    -------    -------
Income from Investment Operations:
  Net investment income*.........................................     0.24        0.20        0.21       0.20       0.28
  Net gain on securities (both realized and unrealized)*.........     1.63        0.74        2.75       0.49       1.98
                                                                  --------    --------    --------    -------    -------
  Total from Investment Operations...............................     1.87        0.94        2.96       0.69       2.26
                                                                  --------    --------    --------    -------    -------
Less Distributions:
  Dividends from net investment income...........................    (0.25)      (0.21)      (0.23)     (0.22)     (0.29)
  Distributions from capital gains...............................    (0.71)      (1.54)      (0.29)     (0.19)        --
                                                                  --------    --------    --------    -------    -------
  Total Distributions............................................    (0.96)      (1.75)      (0.52)     (0.41)     (0.29)
                                                                  --------    --------    --------    -------    -------
Net Asset Value, End of Year..................................... $  13.27    $  12.36    $  13.17    $ 10.73    $ 10.45
                                                                  ========    ========    ========    =======    =======
Total Return (not reflecting sales load).........................    16.58%       7.49%      28.22%      6.81%     27.05%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands)......................... $170,406    $168,852    $140,551    $92,915    $68,412
  Ratio of Expenses to Average Net Assets........................     0.96%       0.99%       0.98%      1.02%      0.98%
  Effect of Waivers on above Ratio...............................     0.02%       0.02%       0.01%        --       0.13%
  Ratio of Net Investment Income to Average Net Assets...........     1.97%       1.60%       1.73%      1.86%      2.69%
  Portfolio Turnover Rate........................................       75%         41%         82%        78%        36%

                                                                                     THE BALANCED FUND
                                                                   -----------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                   -----------------------------------------------------
                                                                    1995        1994        1993       1992       1991
                                                                   -------    --------    --------    -------    -------
Net Asset Value, Beginning of Year................................ $ 11.67    $  12.71    $  11.18    $ 10.80    $  9.50
                                                                   -------    --------    --------    -------    -------
Income from Investment Operations:
  Net investment income*..........................................    0.46        0.43        0.44       0.42       0.52
  Net gain (loss) on securities (both realized and unrealized)*...    0.68       (0.13)       1.72       0.53       1.40
                                                                   -------    --------    --------    -------    -------
  Total from Investment Operations................................    1.14        0.30        2.16       0.95       1.92
                                                                   -------    --------    --------    -------    -------
Less Distributions:
  Dividends from net investment income............................   (0.47)      (0.46)      (0.43)     (0.43)     (0.62)
  Distributions from capital gains................................   (0.50)      (0.88)      (0.20)     (0.14)        --
                                                                   -------    --------    --------    -------    -------
  Total Distributions.............................................   (0.97)      (1.34)      (0.63)     (0.57)     (0.62)
                                                                   -------    --------    --------    -------    -------
Net Asset Value, End of Year...................................... $ 11.84    $  11.67    $  12.71    $ 11.18    $ 10.80
                                                                   =======    ========    ========    =======    =======
Total Return (not reflecting sales load)..........................   10.62%       2.30%      19.83%      9.03%     20.78%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands).......................... $89,034    $108,290    $104,434    $65,226    $50,038
  Ratio of Expenses to Average Net Assets.........................    1.03%       1.09%       1.01%      1.02%      0.96%
  Effect of Waivers on above Ratio................................    0.02%       0.02%       0.05%      0.08%      0.22%
  Ratio of Net Investment Income to Average Net Assets............    4.05%       3.55%       3.62%      3.76%      5.88%
  Portfolio Turnover Rate.........................................      90%         35%         60%        49%        30%

---------------

 * Per share data based upon average monthly shares outstanding.
** Name changed from The Growth Fund, effective February 1, 1992.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Pacifica Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Equity Value Fund and The Balanced Fund (two of the portfolios comprising Pacifica Funds Trust), as of September 30, 1995, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended September 30, 1994 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated November 22, 1994 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of September 30, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and audited by us, present fairly, in all material respects, the financial position of The Equity Value Fund and The Balanced Fund at September 30, 1995, and the results of their operations, the changes in their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                     /s/ ERNST & YOUNG LLP
                                                     ---------------------
New York, New York
November 15, 1995

TAX STATUS OF DIVIDENDS PAID (UNAUDITED)

     The following table represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended September 30, 1995. Certain portions of this information were previously reported to you on Form 1099 at the close of calendar 1994. This information is presented in order to comply with regulatory requirements and requires no current action on your part.

                                                                                                             % OF
                                                                                                            INCOME
                                                                                                           DERIVED
                                                                                                             FROM
                                                                                               % OF       GOVERNMENT
                                                                                              INCOME      SECURITIES
                                       LONG TERM         SHORT TERM                          DERIVED         HELD
                                     CAPITAL GAINS      CAPITAL GAINS         INCOME           FROM       SUBJECT TO
                                    DIVIDENDS PAID     DIVIDENDS PAID     DIVIDENDS PAID    GOVERNMENT    REPURCHASE
                                       PER SHARE          PER SHARE         PER SHARE       SECURITIES    AGREEMENTS
                                    ---------------    ---------------    --------------    ----------    ----------
The Equity Value Fund............       $ 0.380            $ 0.320            $0.260           0.0%          9.6%
The Balanced Fund................         0.335              0.160             0.470           38.2           5.2

     Additionally, 100% and 30%, respectively, of the income dividends paid by the Equity Value and Balanced Funds qualify for the dividends received deduction available to corporations.

P  A  C  I  F  I  C  A

BOARD OF TRUSTEES

JOSEPH N. HANKIN*+                 President, Westchester Community College

RICHARD A. WEDEMEYER*              Vice President, Performance Advantage, Inc.

JOHN E. HEILMANN*                  Former Chairman, Distillers Somerset, Inc.

DENNIS W. DRAPER                   Associate Professor of Finance, University of Southern
                                   California

JACK D. HENDERSON, ESQ.            Partner in Clanahan, Tanner, Downing & Knowlton, P.C.

                                   * Member of Audit Committee

                                   + Member of Nominating Committee



---------------------------------------------------------------------------------------------



OFFICERS

MICHAEL C. PETRYCKI                President

STEVEN D. BLECHER                  Executive Vice President

JOAN V. FIORE                      Vice President & Secretary

JOHN J. PILEGGI                    Vice President & Treasurer

DONALD E. BROSTROM                 Assistant Treasurer

                                      [LOGO]

                             P  A  C  I  F  I  C  A

INVESTMENT ADVISOR
First Interstate Capital Management, Inc.
7501 East McCormick Parkway
Scottsdale, Arizona 85258

ADMINISTRATOR
Furman Selz Incorporated
230 Park Avenue
New York, New York 10017

DISTRIBUTOR
Pacifica Funds Distributor, Inc.
230 Park Avenue
New York, New York 10017

CUSTODIAN
First Interstate Bank of California
707 Wilshire Boulevard
Los Angeles, California 90017

COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

This report is for the information of the shareholders of the Pacifica Family of Mutual Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.

                                      [LOGO]

                             P  A  C  I  F  I  C  A

                                  A FAMILY OF
                                  MUTUAL FUNDS


                             The Equity Value Fund
                                      And
                               The Balanced Fund


                                 Annual Report
                               September 30, 1995


                               Investment Advisor
                                FIRST INTERSTATE
                            CAPITAL MANAGEMENT, INC.